UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq. Natixis Distributors, L.P. 399 Boylston Street Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

March 31, 2011

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

Loomis, Sayles & Company, L.P.

Management Discussion and  Investment Results page 1

Portfolio of Investments page 15

Financial Statements page 48

LOOMIS SAYLES CORE PLUS BOND FUND

Management Discussion

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in fixed income securities

Fund Inception:

November 7, 1973

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Market Conditions

Sentiment in the domestic fixed-income markets remained healthy despite disruptions abroad – including financial disturbances in Europe, civil unrest in the Middle East and the massive earthquake and nuclear crisis in Japan. Improving economic growth prospects in the United States encouraged the Federal Reserve Board (the Fed) to maintain its commitment to a low-interest-rate policy. The resulting environment sent investors in search of higher yields, causing interest rates in the United States to rise, on average. As investors intensified their search for income, sectors that offered a yield advantage over Treasuries benefited from steady demand. The best performers were higher-yielding issues, including investment-grade bonds and mortgage-backed securities (MBS).

Performance Results

For the six months ended March 31, 2011, Class A shares of Loomis Sayles Core Plus Bond Fund returned 1.11% at net asset value. For the same period, the fund’s benchmark, Barclays Capital U.S. Aggregate Bond Index, returned -0.88%, while the average return of funds in Morningstar’s Intermediate-Term Bond category was 0.12%.

Explanation of Fund Performance

An emphasis on corporate bonds and an underweight relative to the benchmark in U.S. Treasuries aided the fund’s performance. These positions more than offset the impact of the fund’s longer duration (a measure of interest rate sensitivity), which detracted from performance as interest rates rose, and its below-benchmark exposure to MBS, which outperformed during the period.

Strong security selection and sector allocation among corporate bonds were the primary drivers of the fund’s standout performance relative to its benchmark. Exposure to high-yield securities, which are not part of the benchmark, was especially positive. In particular, the fund’s holdings of cyclical industrial high-yield bonds, which were positioned to benefit from global economic recovery, did well. We trimmed securities that had outperformed and added to well-financed issuers with solid balance sheets and leading market positions. In February, we reduced the fund’s near maximum allocation to high yield and swapped the proceeds into Treasuries. However, we moved back into the sector in March after riskier assets sold off in response to problems in Japan’s markets. In addition, we favored investment-grade bonds rated A and BBB, focusing on securities that we believed offered the best value. Here too, we harvested gains when we thought the securities had fully recovered in price.

Throughout the six-month period, the fund maintained its focus on higher- quality commercial mortgage-backed securities (CMBS). We added to holdings, taking advantage of a brief sell-off that made the sector even more attractive. The fund also had more exposure than the benchmark to asset-backed securities (ABS), which aided performance. During the period, we added to higher-quality, shorter-term loans. And, we raised exposure to MBS after the Fed announced that it would unwind its MBS portfolio over time.

To position the fund more defensively, we sold the remainder of the fund’s exposure to foreign currencies, swapping proceeds into higher-coupon MBS. Late in March, 2011, we also initiated a short position in the euro, to express our bearish view of the currency (and a more constructive view on the dollar) and to hedge the overall risk in the portfolio.

Outlook

We believe the portfolio is well positioned for a longer-term recovery in the U.S. and global markets. Our goal is to maintain sufficient flexibility to move in and out of markets to maintain the fund’s yield advantage and to execute tactical and opportunistic trades. In this regard, we plan to maintain the fund’s underweight relative to the benchmark in government securities and overweight in the investment-grade, high-yield and CMBS markets. We also plan to maintain the fund’s “barbell” configuration, emphasizing both longer- and shorter-term securities. Given current market conditions and increasing volatility, we may take steps to become more defensive by shortening the fund’s duration later in the year.

1  |

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through March 31, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

March 31, 2001 through March 31, 2011

Average Annual Returns — March 31, 20114

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 11/7/73)
Net Asset Value[1]	1.11%	9.09%	8.04%	6.08%
With Maximum Sales Charge[2]	-3.44	4.18	7.05	5.60

Class B (Inception 9/13/93)
Net Asset Value[1]	0.72	8.22	7.24	5.31
With CDSC[3]	-4.21	3.22	6.93	5.31

Class C (Inception 12/30/94)
Net Asset Value[1]	0.65	8.19	7.23	5.30
With CDSC[3]	-0.34	7.19	7.23	5.30

Class Y (Inception 12/30/94)
Net Asset Value[1]	1.23	9.40	8.33	6.43

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index	-0.88	5.12	6.03	5.56
Morningstar Int.-Term Bond Fund Avg.	0.12	6.16	5.50	5.15

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 3/31/11*
Aaa	43.1
Aa	6.2
A	6.2
Baa	24.4
Ba	14.7
B	3.2
Not Rated	0.5
Short-term and other	1.7

*	Credit quality at 3/31/2011 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s share are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Duration	% of Net Assets as of 3/31/11
1 year or less	5.3
1-5 years	44.4
5-10 years	36.3
10+ years	14.0
Average Effective Duration	6.1	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.90%	0.90%
B	1.65	1.65
C	1.65	1.65
Y	0.65	0.65

NOTES TO CHARTS

See page 11 for a description of the indices.

1	At Net Asset Value (NAV) - does not reflect payment of sales charge at time of purchase.

2	With Maximum Sales Charge (MSC) - reflects maximum sales charge of 4.50% at time of purchase.

3	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES HIGH INCOME FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Associate Manager:

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in below investment-grade fixed-income securities

Fund Inception:

February 22, 1984

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Market Conditions

A gradual improvement in the global economy, stronger corporate balance sheets and improvements in the U.S. labor market boosted investor confidence during the six months ended March 31, 2011. The positive environment helped stimulate optimism in both the fixed-income and equity markets. As money flowed freely, debt issuers continued to refinance old lines of credit at increasingly beneficial terms, while investors reached for yield in a continuing environment of low interest rates. However, political upheavals in the Middle East and Northern Africa and banking sector troubles in Europe unsettled foreign debt markets, adding to volatility. At the same time, a massive earthquake and tsunami in Japan caused damage to that country’s infrastructure bringing concerns that Japan, one of the largest holders of U.S. Treasury securities, might liquidate positions to fund reconstruction and short-term operations. In this environment, high-yield bonds generally outperformed investment-grade bonds.

Performance Results

For the six months ended March 31, 2011, Class A shares of Loomis Sayles High Income Fund returned 8.23% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 7.23%. The fund also outperformed the 7.34% average return of funds in its peer group, the Morningstar High Yield Bond category.

Explanation of Fund Performance

Strong security selection and allocations to some issues not in the benchmark helped the fund outperform. Although quality-based returns were mixed, high-yield credits tended to outperform their investment-grade counterparts. High-yield industrials, utilities and financials continued to provide attractive returns as the economy strengthened and investors grew more comfortable with taking greater risk in pursuit of higher yields. Investments in convertibles and a small position in equities, neither of which is included in the benchmark, also helped boost fund returns higher than the benchmark. These holdings benefited from an equity market rally during the period. In addition, the fund’s exposure to the Australian dollar, as well as the Colombian and Uruguayan pesos, made a positive contribution to performance.

Although investment-grade securities and securities denominated in foreign currencies provided positive returns, the returns they generated were not as strong as the return of the benchmark. The only negative returns came from a small position in U.S. government securities, which lagged as investors embraced risk.

Outlook

Strong liquidity, markets in transition, geopolitical turmoil, continued economic recovery and tragic natural disasters garnered significant attention from market participants during the first quarter of 2011. Many of these themes will continue to dominate investor consciousness going forward. We believe markets remain in transition regarding interest rates, with pressures building both globally and domestically. Globally, growth in many areas of the world remains robust; however, inflation concerns have begun to attract attention. Central banks will likely continue to shift toward less accommodative policy as 2011 progresses. We anticipate the Fed’s program of Treasury purchases in the United States, which is referred to as “QE2” (short for quantitative easing), will end during the second quarter and believe the U.S. economic recovery has sufficient momentum to continue expanding without outsized government stimulus.

Our assessment of the fundamental underpinnings of the corporate sector remains positive. In general, corporations are proceeding conservatively with regard to hiring and capital expenditures. Merger and acquisition activity has increased recently, and we believe there is room for more growth in that space. Valuations in the corporate bond space are generally fair, with investor demand for yield providing support and liquidity to the high-yield, investment-grade and convertible sectors. We continue to position the fund for global economic recovery, as well as a gradual upward bias in interest rates. We continue to emphasize yield advantage, global diversification and specific bond picking within the fund.

3  |

LOOMIS SAYLES HIGH INCOME FUND

Investment Results through March 31, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

March 31, 2001 through March 31, 2011

Average Annual Returns  —  March 31, 20114

	6 Months	1 Year	5 Years	10 Years	Since Class Y Inception[7]

Class A (Inception 2/22/84)
Net Asset Value[1]	8.23%	13.86%	7.81%	5.76%	—
With Maximum Sales Charge[2]	3.38	8.67	6.82	5.28	—

Class B (Inception 9/20/93)
Net Asset Value[1]	7.80	12.97	7.01	4.96	—
With CDSC[3]	2.80	7.97	6.70	4.96	—

Class C (Inception 3/2/98)
Net Asset Value[1]	7.61	13.01	6.99	4.95	—
With CDSC[3]	6.61	12.01	6.99	4.95	—

Class Y (Inception 2/29/08)
Net Asset Value[1]	8.38	14.17	—	—	10.00

Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index	7.23	14.31	9.12	8.63	12.44
Morningstar High Yield Bond Fund Avg.	7.34	13.58	6.86	6.85	9.45

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 3/31/11*
Aaa	5.2
Aa	3.4
A	7.1
Baa	4.9
Ba	26.0
B	28.3
Caa and lower	6.3
Not Rated	6.4
Short-term and other	12.4

*	Credit quality at 3/31/2011 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s share are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 3/31/11
1 year or less	15.2
1-5 years	26.4
5-10 years	24.1
10+ years	34.3
Average Effective Maturity	9.4	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.20%	1.15%
B	1.94	1.90
C	1.95	1.90
Y	0.93	0.90

NOTES TO CHARTS

See	page 11 for a description of the indices.

1	At Net Asset Value (NAV) - does not reflect payment of sales charge at time of purchase.

2	With Maximum Sales Charge (MSC) - reflects maximum sales charge of 4.50% at time of purchase.

3	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

7	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

|  4

LOOMIS SAYLES INTERNATIONAL BOND FUND

Management Discussion

Managers:

David W. Rolley, CFA

Kenneth M. Buntrock, CFA, CIC

Lynda L. Schweitzer, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Market Conditions

Riskier sectors produced the best performance in global fixed-income markets for the six months ended March 31, 2011, despite increasing uncertainty created by higher oil prices, turmoil in the Middle East, a major disaster in Japan and growing doubts about some European sovereign debt. Against a backdrop of rising interest rates and strengthening economies, credit-sensitive securities outperformed comparable-duration government securities. (Duration is a measure of interest rate risk.) The returns from lower-quality bonds outpaced results from investments in higher-quality securities. Meanwhile, the U.S. dollar declined relative to major foreign currencies.

Performance Results

For the six months ended March 31, 2011, Class A shares of Loomis Sayles International Bond Fund returned 1.98% at net asset value. The fund outperformed its benchmark, the Barclays Capital Global Aggregate ex-USD Bond Index, which returned 0.44%. The fund also outperformed the 0.25% average return of funds in its peer group, the Morningstar World Bond category.

Explanation of Fund Performance

Good security selection, which resulted in an emphasis on corporate bonds and a de-emphasis on government securities, was generally responsible for the fund’s strong performance relative to its benchmark. Within the corporate bond sector, we focused on companies that were positioned to benefit from a growing economy, such as the technology, communications and banking industries, which helped performance. In addition, the fund had more exposure than the benchmark to lower-tier investment-grade securities, and in higher-yielding, below-investment-grade debt, which also helped support results. As the U.S. dollar drifted lower, an emphasis on developing and non-core currencies (non-U.S. dollar, Japanese yen and euro) gave a further boost to the fund’s relative results. In particular, investments denominated in the currencies of Indonesia, Malaysia, Mexico and Singapore helped, as did positions in the currencies of Norway and Sweden, where the fund’s exposure was greater than the index.

Overall, the fund’s defensive interest-rate positioning aided performance as yields rose. However, the fund’s euro positioning slightly dampened results because its duration was longer, on average, than the benchmark. And because the euro appreciated relative to the U.S. dollar, the fund lost some additional ground because it had less exposure to the euro than the benchmark. An emphasis on bonds issued in the United States also hurt the fund’s performance versus the benchmark. As part of our strategy, we traded currency contracts to align the currency exposure of foreign holdings. The trade in these currency-related derivatives had a positive effect on results.

Outlook

While we recognize that there are risks to growth going forward, we remain optimistic that the global economy will continue to expand. As a result, we have favored corporate bonds, although we have reduced exposure to higher interest rates by becoming more defensive with investments in developed markets. In addition, we believe it still makes sense to maintain positions in emerging markets, commodity-linked currencies and in Asian markets other than Japan. We have positioned the portfolio with a focus on Asian currencies, other than the Japanese yen, as we expect central banks in Asia to tighten monetary policy, which should be positive for their currencies. In Europe, we think it is becoming more likely that the European Central Bank will raise short-term interest rates to respond to rising inflationary pressures fueled by higher oil prices. As a consequence, the yield difference between short-term rates in the United States and in Europe should widen, giving support to the value of the euro.

One note of caution, however, is that we expect an increase in volatility in equity markets when the U.S. Federal Reserve Board ends its second round of quantitative easing (QE2), which involves the large-scale purchase of Treasury securities. This could have an impact on credit-sensitive securities in the fixed-income market as well. However, we believe the impact would be relatively minor as long as global growth prospects remain firm.

5  |

LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through March 31, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

February 1, 2008 (inception) through March 31, 2011

Average Annual Returns — March 31, 20114

	6 Months	1 Year	Since Inception

Class A (Inception 2/1/08)
Net Asset Value[1]	1.98%	10.97%	6.66%
With Maximum Sales Charge[2]	-2.64	6.02	5.13

Class C (Inception 2/1/08)
Net Asset Value[1]	1.61	10.12	5.85
With CDSC[3]	0.62	9.12	5.85

Class Y (Inception 2/1/08)
Net Asset Value[1]	2.20	11.35	6.90

Comparative Performance
Barclays Capital Global Aggregate ex-USD Bond Index	0.44	8.63	4.80
Morningstar World Bond Fund Avg.	0.25	7.25	5.44

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 3/31/11*
Aaa	41.3
Aa	27.4
A	10.1
Baa	9.8
Ba	8.1
B	1.6
Short-term and other	1.7

*	Credit quality at 3/31/2011 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s share are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 3/31/11
1 year or less	3.9
1-5 years	37.2
5-10 years	43.6
10+ years	15.3
Average Effective Maturity	7.2	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.49%	1.10%
C	2.24	1.85
Y	1.23	0.85

NOTES TO CHARTS

See page 11 for a description of the indices.

1	At Net Asset Value (NAV) - does not reflect payment of sales charge at time of purchase.

2	With Maximum Sales Charge (MSC) - reflects maximum sales charge of 4.50% at time of purchase.

3	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Management Discussion

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Market Conditions

During the six months ended March 31, 2011, sentiment in the domestic bond markets remained relatively healthy, despite many disruptions from overseas – including financial market disturbances in Europe, civil disruption in the Middle East and an earthquake and nuclear crisis in Japan. Even though the Federal Reserve Board (the Fed) maintained its commitment to a low-interest-rate policy, improved domestic economic growth prospects nudged U.S. interest rates higher. As yield-hungry investors intensified their search for income, securities that offered a yield advantage over Treasuries benefited from steady demand. The high-yield and investment-grade sectors were the most rewarding segments of the bond market during the period.

Performance Results

For the six months ended March 31, 2011, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned 0.51% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. 1-5 Year Government Bond Index, which returned -0.56%, and the -0.21% average return of the funds in its peer group, the Morningstar Short Government category.

Explanation of Fund Performance

A combination of favorable security selection and sector allocation drove the fund’s performance advantage over its benchmark. The fund’s emphasis on commercial mortgage-backed securities (CMBS) and allocations to agency mortgage-backed securities (MBS) and asset-backed securities (ABS) drove excess returns for the fund. The fund had more exposure than the benchmark to CMBS, which were solid performers for the period. Most of the fund’s CMBS holdings were senior securities acquired in 2008 and 2009 when bond prices were severely depressed. Investor demand for yield in the intervening months has driven up the prices of these bonds, and the fund has profited. The fund’s allocations to 15- and 30-year agency MBS outperformed the benchmark by a significant margin. Within ABS, we focused on high-quality loans backed by auto equipment. We believed these bonds offered a yield advantage. This decision was rewarded as investor demand for high-quality bonds at the short end of the yield curve was strong.

Overall, the fund’s interest-rate positioning was neutral for performance. The benefit of the fund’s modestly shorter duration (a measure of interest rate sensitivity) was largely offset by the negative impact of its “barbelled” configuration: We emphasized longer- and shorter-term issues rather than distributing assets in a more balanced fashion across the yield curve. This positioning detracted from performance as long-term yields increased more than short-term yields.

The fund’s emphasis on higher-quality securities hampered performance, as lower-quality securities outperformed. Agency debentures in the fund underperformed those in the benchmark, which also detracted from returns.

Late in the period we added some adjustable-rate securities of government sponsored enterprises (GSEs) to the portfolio, because we expect them to perform well in a stable-to-rising interest-rate environment. GSEs are a group of financial services corporations that were created by Congress to enhance the flow of credit to certain sectors of the market, such as agriculture, home finance and education, and to make these segments more efficient and transparent.

Outlook

We believe that the Fed will continue its current interest-rate policy well into 2011. In the intermediate term, we expect interest rates to rise gradually if modest U.S. economic growth persists. While we believe the mortgage and consumer loan markets will continue to struggle, we think the fund’s holdings offer the potential for attractive risk-adjusted returns. The portfolio remains overweight in CMBS and ABS, and we look for further strength from its GSE holdings. Our strategy will be to continue to emphasize opportunities for income over potential price appreciation.

7  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through March 31, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

March 31, 2001 through March 31, 2011

Average Annual Returns — March 31, 20114

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
Net Asset Value[1]	0.51%	3.30%	5.41%	4.37%
With Maximum Sales Charge[2]	-2.49	0.16	4.77	4.05

Class B (Inception 9/27/93)
Net Asset Value[1]	0.22	2.53	4.64	3.62
With CDSC[3]	-4.71	-2.47	4.30	3.62

Class C (Inception 12/30/94)
Net Asset Value[1]	0.14	2.53	4.63	3.63
With CDSC[3]	-0.85	1.53	4.63	3.63

Class Y (Inception 3/31/94)
Net Asset Value[1]	0.72	3.55	5.68	4.66

Comparative Performance
Barclays Capital U.S. 1-5 Year Government Bond Index	-0.56	2.67	4.90	4.29
Morningstar Short Gov’t Fund Avg.	-0.21	2.23	4.08	3.52

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 3/31/11
Treasuries	23.3
Mortgage Related	19.0
Government Owned - No Guarantee	17.4
Commercial Mortgage-Backed Securities	15.0
Hybrid ARMs	12.9
Government Sponsored	3.6
Collateralized Mortgage Obligations	2.7
ABS Car Loan	2.3
Government Guaranteed	1.0
ABS Credit Card	0.8
ABS Student Loan	0.3
ABS Home Equity	0.3
Short-term and Other	1.4

Effective Maturity	% of Net Assets as of 3/31/11
1 year or less	14.2
1-5 years	69.3
5-10 years	16.5
Average Effective Maturity	2.8	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.97%	0.85%
B	1.72	1.60
C	1.72	1.60
Y	0.71	0.60

NOTES TO CHARTS

See page 11 for a description of the indices.

1	At Net Asset Value (NAV) - does not reflect payment of sales charge at time of purchase.

2	With Maximum Sales Charge (MSC) - reflects maximum sales charge of 3.00% at time of purchase.

3	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contacts are reevaluated on an annual basis.

|  8

LOOMIS SAYLES STRATEGIC INCOME FUND

Management Discussion

Managers:

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX
Admin Class	NEZAX

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Market Conditions

As a fragile economic recovery evolved into steadier growth, investors adopted a more optimistic view of the economy. This optimism prevailed for most of the past six months. Credit markets enjoyed a new wave of liquidity, chiefly by way of new issues. Companies sought to replace older, higher-interest debt, benefiting both high-yield and investment-grade markets.

However, the transition was not without problems. Europe faced renewed sovereign debt concerns. Widespread violence in North Africa and the Middle East brought new bouts of anxiety. In addition, earthquakes in Japan and New Zealand, coming atop China’s efforts to cool its economy, periodically rattled global credit markets, as bond investors grew wary of taking on added risk. The Federal Reserve Board’s (the Fed’s) second round of quantitative easing, known as “QE2,” which involves large-scale purchases of Treasury securities, helped moderate concerns.

Performance Results

For the six months ended March 31, 2011, Class A shares of Loomis Sayles Strategic Income Fund returned 5.95% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned -0.88% over the same period. The fund also outdistanced the 3.30% average return of funds in its peer group, the Morningstar Multisector Bond category.

Explanation of Fund Performance

Security selection, holdings of convertible bonds and preferred securities, non-U.S. dollar-denominated investments and high-yield credit were key contributors to the period’s impressive returns.

The stock market’s vigor meant increased prices for the fund’s equity-sensitive convertible bonds and preferred securities. In Europe, major currencies strengthened in response to favorable euro zone bank stress tests. A weaker U.S. dollar fed strong results for the fund’s holdings denominated in several currencies, notably the Canadian, Australian and New Zealand dollars, as well as the Norwegian krone. Returns were modestly positive for holdings in Asian currencies, including the Indonesian rupiah, the Singapore dollar and South Korean won.

The industrials sector led the way among the fund’s high-yield holdings. The strongest returns came from individual issues in the information technology, communications and consumer non-cyclical industries. The fund also benefited from its exposure to high-yield financials. A below-benchmark commitment to U.S. Treasury obligations added to results, as fixed-income investors sold Treasuries and accepted some risk in pursuit of more satisfactory yields.

By contrast, relative underweights among securities backed by commercial or residential mortgages held back comparative returns as prices rose. Small positions in government-owned securities, where the fund’s long average duration left prices vulnerable to rising rates, also hampered return.

Outlook

Strong liquidity, markets in transition, geopolitical turmoil, continued economic recovery and tragic natural disasters garnered significant attention from market participants during the first quarter of 2011. Many of these themes will continue to dominate investor consciousness going forward. We believe markets remain in transition regarding interest rates, with pressures building both globally and domestically. Globally, growth in many areas of the world remains robust; however, inflation concerns have begun to attract attention. Central banks will likely continue to shift toward less accommodative policy as 2011 progresses. We anticipate the Fed’s program of Treasury purchases in the United States will end during the second quarter and believe the U.S. economic recovery has sufficient momentum to continue expanding without outsized government stimulus.

Our assessment of the fundamental underpinnings of the corporate sector remains positive. In general, corporations are proceeding conservatively with regard to hiring and capital expenditures. Merger and acquisition activity has increased recently, and we believe there is room for more growth in that space. Valuations in the corporate bond space are generally fair, with investor demand for yield providing support and liquidity to the high-yield, investment-grade and convertible sectors. We continue to position the fund for global economic recovery, as well as a gradual upward bias in interest rates. We continue to emphasize yield advantage, global diversification and specific bond picking within the fund.

9  |

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through March 31, 2011

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares5

March 31, 2001 through March 31, 2011

Average Annual Returns — March 31, 20115

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 5/1/95)
Net Asset Value[2]	5.95%	12.06%	7.95%	10.75%
With Maximum Sales Charge[3]	1.19	7.04	6.97	10.25

Class B (Inception 5/1/95)
Net Asset Value[2]	5.51	11.14	7.14	9.92
With CDSC[4]	0.51	6.14	6.83	9.92

Class C (Inception 5/1/95)
Net Asset Value[2]	5.52	11.15	7.15	9.92
With CDSC[4]	4.52	10.15	7.15	9.92

Class Y (Inception 12/1/99)
Net Asset Value[2]	6.08	12.35	8.23	11.04

Admin Class (Inception 2/1/10)[1]
Net Asset Value[2]	5.85	11.75	7.64	10.38

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index	-0.88	5.12	6.03	5.56
Barclays Capital U.S. Universal Bond Index	-0.37	5.73	6.12	5.82
Morningstar Multisector Bond Fund Avg.	3.30	9.36	6.49	7.45

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 3/31/11*
Aaa	15.1
Aa	6.3
A	12.9
Baa	23.4
Ba	13.6
B	14.8
Caa and Lower	3.4
Not Rated	7.7
Short-term and Other	2.8

*	Credit quality at 3/31/2011 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s share are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 3/31/11
1 year or less	9.5
1-5 years	31.6
5-10 years	24.7
10+ years	34.2
Average Effective Maturity	11.2	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	0.97%	0.97%
B	1.72	1.72
C	1.72	1.72
Y	0.72	0.72
Admin	1.24	1.24

NOTES TO CHARTS

See page 11 for a description of the indices.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	At Net Asset Value (NAV) - does not reflect payment of sales charge at time of purchase.

3	With Maximum Sales Charge (MSC) - reflects maximum sales charge of 4.50% at time of purchase.

4	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

|  10

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS

Barclays Capital Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

11  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2010 through March 31, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID DURING PERIOD* 10/1/2010 – 3/31/2011
Class A
Actual	$1,000.00	$1,011.10	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.38
Class B
Actual	$1,000.00	$1,007.20	$8.11
Hypothetical (5% return before expenses)	$1,000.00	$1,016.85	$8.15
Class C
Actual	$1,000.00	$1,006.50	$8.10
Hypothetical (5% return before expenses)	$1,000.00	$1,016.85	$8.15
Class Y
Actual	$1,000.00	$1,012.30	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.84	$3.13

*	Expenses are equal to the Fund’s annualized expense ratio: 0.87%, 1.62%, 1.62% and 0.62% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  12

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID DURING PERIOD* 10/1/2010 – 3/31/2011
Class A
Actual	$1,000.00	$1,082.30	$5.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79
Class B
Actual	$1,000.00	$1,078.00	$9.84
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55
Class C
Actual	$1,000.00	$1,076.10	$9.83
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55
Class Y
Actual	$1,000.00	$1,083.80	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio: 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID DURING PERIOD* 10/1/2010 – 3/31/2011
Class A
Actual	$1,000.00	$1,019.80	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54
Class C
Actual	$1,000.00	$1,016.10	$9.30
Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.30
Class Y
Actual	$1,000.00	$1,022.00	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

13  |

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID DURING PERIOD* 10/1/2010 – 3/31/2011
Class A
Actual	$1,000.00	$1,005.10	$4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28
Class B
Actual	$1,000.00	$1,002.20	$7.99
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05
Class C
Actual	$1,000.00	$1,001.40	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05
Class Y
Actual	$1,000.00	$1,007.20	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.85%, 1.60%, 1.60% and 0.60% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2010	ENDING ACCOUNT VALUE 3/31/2011	EXPENSES PAID DURING PERIOD* 10/1/2010 – 3/31/2011
Class A
Actual	$1,000.00	$1,059.50	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78
Class B
Actual	$1,000.00	$1,055.10	$8.71
Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	$8.55
Class C
Actual	$1,000.00	$1,055.20	$8.71
Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	$8.55
Class Y
Actual	$1,000.00	$1,060.80	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53
Admin Class
Actual	$1,000.00	$1,058.50	$6.21
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.09

*	Expenses are equal to the Fund’s annualized expense ratio: 0.95%, 1.70%, 1.70%, 0.70% and 1.21% for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  14

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Core Plus Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 97.0% of Net Assets
	ABS Car Loan — 2.6%
$1,140,000	AESOP Funding II LLC, Series 2010-2A, Class A, 3.630%, 8/20/2014, 144A	$1,172,091
2,815,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	2,815,248
474,747	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	501,807
2,902,112	Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 9/16/2013, 144A	2,904,975
1,775,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	1,775,000
790,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	827,694

		9,996,815

	ABS Credit Card — 0.9%
1,700,000	GE Capital Credit Card Master Note Trust, Series 2010-3, Class A, 2.210%, 6/15/2016	1,727,126
1,580,000	World Financial Network Credit Card Master Trust, Series 2009-D, Class A, 4.660%, 5/15/2017	1,679,829

		3,406,955

	ABS Home Equity — 0.2%
678,676	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	638,528

	Aerospace & Defense — 0.7%
1,140,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,231,200
1,415,000	Oshkosh Corp., 8.250%, 3/01/2017	1,556,500

		2,787,700

	Airlines — 0.2%
890,000	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 1/12/2021	872,200

	Automotive — 1.5%
510,000	Ford Motor Credit Co. LLC, 5.625%, 9/15/2015	534,061
285,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	304,166
880,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	949,932
1,830,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	1,980,840
660,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	749,220
1,155,000	Lear Corp., 7.875%, 3/15/2018	1,256,062

		5,774,281

	Banking — 7.7%
760,000	Bank of America Corp., 5.625%, 7/01/2020	780,274
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,533,416
605,000	Citigroup, Inc., 6.125%, 5/15/2018	659,880

Principal Amount	Description	Value (†)

	Banking — continued
$2,135,000	Citigroup, Inc., 6.500%, 8/19/2013	$2,334,313
795,000	Citigroup, Inc., 8.125%, 7/15/2039	996,544
625,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/2012	649,356
1,815,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	1,830,662
1,090,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	1,195,168
3,860,000	Lloyds TSB Bank PLC, 6.375%, 1/21/2021	4,022,490
2,530,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	2,810,051
960,000	Morgan Stanley, 4.750%, 4/01/2014	1,000,335
615,000	Morgan Stanley, 5.375%, 10/15/2015	653,325
2,470,000	Morgan Stanley, 5.750%, 1/25/2021	2,492,961
100,000	Morgan Stanley, 6.750%, 4/15/2011	100,166
1,900,000	Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	1,974,811
3,955,000	Societe Generale, 2.500%, 1/15/2014, 144A	3,924,357
2,265,000	SunTrust Banks, Inc., 3.600%, 4/15/2016	2,251,491

		29,209,600

	Building Materials — 1.0%
975,000	Holcim Capital Corp. Ltd., 6.875%, 9/29/2039, 144A	988,082
1,915,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,921,574
795,000	USG Corp., 6.300%, 11/15/2016	747,300

		3,656,956

	Chemicals — 0.8%
1,305,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	1,558,054
1,330,000	RPM International, Inc., 6.125%, 10/15/2019	1,395,178

		2,953,232

	Collateralized Mortgage Obligations — 0.6%
1,710,869	Banc of America Funding Corp., Series 2005-B, Class 3A1, 0.484%, 4/20/2035(b)	1,324,803
853,869	Chase Mortgage Finance Corp., Series 2007-A1, Class 2A3, 2.887%, 2/25/2037(b)	815,421

		2,140,224

	Commercial Mortgage-Backed Securities — 9.6%
74,901	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	74,863
923,370	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	937,125
2,680,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	2,814,135

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$446,106	Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A2, 5.270%, 12/11/2040	$445,556
2,970,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	3,111,336
1,106,835	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.854%, 6/11/2040(b)	1,132,450
690,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.886%, 12/10/2049(b)	746,566
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.294%, 12/10/2049(b)	1,097,263
267,581	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	267,446
1,840,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.905%, 6/15/2039(b)	1,948,465
2,310,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	2,400,446
1,345,767	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,359,367
425,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.078%, 7/10/2038(b)	464,948
2,839,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	3,044,658
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,226,118
1,570,000	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 6.002%, 8/10/2045(b)	1,666,925
1,375,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.061%, 4/15/2045(b)	1,510,888
2,650,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,794,383
1,710,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	1,734,170
540,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	565,570
1,080,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	1,137,875
305,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.795%, 6/11/2042(b)	334,955
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.458%, 1/11/2043(b)	1,316,240
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	2,217,545

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$1,890,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	$1,957,125

		36,306,418

	Consumer Cyclical Services — 0.8%
1,800,000	Expedia, Inc., 5.950%, 8/15/2020	1,815,750
1,150,000	Service Corp. International, 7.000%, 5/15/2019	1,207,500

		3,023,250

	Diversified Manufacturing — 0.9%
1,200,000	Crane Co., 6.550%, 11/15/2036(c)	1,204,344
580,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	598,850
675,000	Snap-On, Inc., 4.250%, 1/15/2018	690,482
1,110,000	Votorantim Cimentos SA, 7.250%, 4/05/2041, 144A	1,103,284

		3,596,960

	Electric — 0.9%
915,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	992,775
1,120,000	TransAlta Corp., 4.750%, 1/15/2015	1,190,245
1,100,000	TransAlta Corp., 6.500%, 3/15/2040	1,124,919

		3,307,939

	Food & Beverage — 1.2%
760,000	Anheuser-Busch Cos., Inc., 4.500%, 4/01/2018	787,572
1,130,000	Bunge Ltd. Finance Corp., 4.100%, 3/15/2016	1,132,813
1,660,000	Corn Products International, Inc., 4.625%, 11/01/2020	1,631,577
753,000	Smithfield Foods, Inc., 10.000%, 7/15/2014	886,658

		4,438,620

	Government Owned - No Guarantee — 1.8%
1,960,000	Korea Development Bank, 4.000%, 9/09/2016	1,980,841
665,000	Petrobras International Finance Co., 6.750%, 1/27/2041	685,088
2,535,000	Petrobras International Finance Co., 6.875%, 1/20/2040	2,654,659
1,375,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	1,608,750

		6,929,338

	Healthcare — 0.8%
575,000	HCA, Inc., 7.500%, 12/15/2023	543,375
935,000	HCA, Inc., 9.125%, 11/15/2014	980,581
670,000	Medco Health Solutions, 7.250%, 8/15/2013	750,364
590,000	Omnicare, Inc., 7.750%, 6/01/2020	625,400

		2,899,720

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Hybrid ARMs — 0.2%
$551,054	FHLMC, 6.004%, 11/01/2036(b)	$589,190
281,790	FNMA, 5.983%, 2/01/2037(b)	299,694

		888,884

	Independent Energy — 1.4%
2,520,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,773,751
1,165,000	Denbury Resources, Inc., 6.375%, 8/15/2021	1,194,125
415,000	SM Energy Co., 6.625%, 2/15/2019, 144A	425,894
280,000	Williams Cos., Inc. (The), 7.750%, 6/15/2031	332,535
485,000	Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031	567,400

		5,293,705

	Industrial Other — 1.2%
1,360,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	1,424,600
1,580,000	Hutchison Whampoa International Ltd., 5.750%, 9/11/2019, 144A	1,699,595
1,205,000	Timken Co. (The), 6.000%, 9/15/2014	1,329,169

		4,453,364

	Media Cable — 0.9%
900,000	Cablevision Systems Corp., 7.750%, 4/15/2018	972,000
610,000	Cablevision Systems Corp., 8.000%, 4/15/2020	664,900
410,000	Cox Communications, Inc., 5.450%, 12/15/2014	452,510
1,050,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	1,279,140

		3,368,550

	Media Non-Cable — 0.5%
1,375,000	Inmarsat Finance PLC, 7.375%, 12/01/2017, 144A	1,450,625
600,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	633,720

		2,084,345

	Metals & Mining — 1.8%
955,000	Alcoa, Inc., 6.150%, 8/15/2020	1,009,170
460,000	Allegheny Technologies, Inc., 5.950%, 1/15/2021	484,329
525,000	APERAM, 7.375%, 4/01/2016, 144A	534,188
2,845,000	ArcelorMittal, 6.750%, 3/01/2041	2,788,217
765,000	ArcelorMittal, 9.850%, 6/01/2019	970,595
400,000	United States Steel Corp., 6.650%, 6/01/2037	368,000
640,000	United States Steel Corp., 7.375%, 4/01/2020	670,400

		6,824,899

	Mortgage Related — 18.8%
469,702	FHLMC, 4.000%, 7/01/2019	491,352

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$1,131,549	FHLMC, 4.500%, 12/01/2034	$1,159,692
8,550,140	FHLMC, 5.000%, with various maturities from 2018 to 2040(d)	8,940,904
14,142,970	FHLMC, 5.500%, with various maturities from 2018 to 2040(d)	15,127,666
93,889	FHLMC, 6.000%, 6/01/2035	103,291
3,450,000	FHLMC (TBA), 5.000%, 4/01/2041(e)	3,600,399
378,289	FNMA, 4.000%, 6/01/2019	395,785
5,990,216	FNMA, 4.500%, with various maturities from 2039 to 2040(d)	6,106,859
19,090,069	FNMA, 5.500%, with various maturities from 2018 to 2039(d)	20,469,064
3,864,083	FNMA, 6.000%, with various maturities from 2016 to 2039(d)	4,229,126
220,602	FNMA, 6.500%, with various maturities from 2029 to 2036(d)	249,102
127,157	FNMA, 7.000%, with various maturities in 2030(d)	147,070
138,524	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	160,780
3,246,286	GNMA, 5.000%, with various maturities from 2035 to 2038(d)	3,454,758
4,949,495	GNMA, 5.500%, with various maturities from 2034 to 2039(d)	5,370,733
492,227	GNMA, 6.000%, with various maturities from 2029 to 2037(d)	543,150
298,795	GNMA, 6.500%, with various maturities from 2028 to 2032(d)	338,386
194,910	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	224,767
70,956	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	82,375
42,513	GNMA, 8.000%, 11/15/2029	50,054
80,751	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	93,612
13,514	GNMA, 9.000%, with various maturities in 2016(d)	15,076
25,139	GNMA, 11.500%, with various maturities from 2013 to 2015(d)	25,357

		71,379,358

	Non-Captive Consumer — 1.7%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	781,730

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Non-Captive Consumer — continued
$325,000	SLM Corp., MTN, 5.050%, 11/14/2014	$328,064
2,835,000	SLM Corp., MTN, 6.250%, 1/25/2016	2,955,487
350,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	362,282
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	30,205
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	112,767
55,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	57,208
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	36,295
420,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	359,078
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,271,200

		6,294,316

	Non-Captive Diversified — 3.1%
1,211,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,319,990
1,555,000	Ally Financial, Inc., 8.300%, 2/12/2015	1,704,669
1,680,000	GATX Corp., 4.750%, 5/15/2015	1,753,811
4,000,000	General Electric Capital Corp., 2.250%, 11/09/2015	3,842,668
1,595,000	General Electric Capital Corp., 5.300%, 2/11/2021	1,619,992
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	212,175
120,000	International Lease Finance Corp., Series R, MTN, 5.300%, 5/01/2012	122,100
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	40,800
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	203,250
830,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	834,150

		11,653,605

	Oil Field Services — 2.6%
2,270,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	2,443,201
1,875,000	Parker Drilling Co., 9.125%, 4/01/2018	2,015,625
1,420,000	Rowan Cos., Inc., 5.000%, 9/01/2017	1,469,243
3,845,000	Transocean, Inc., 4.950%, 11/15/2015	4,063,423

		9,991,492

	Paper — 1.2%
1,215,000	Celulosa Arauco y Constitucion SA, 5.000%, 1/21/2021, 144A	1,198,821
565,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	596,075
1,470,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	1,615,162
735,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	839,738
365,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	440,738

		4,690,534

Principal Amount	Description	Value (†)

	Pharmaceuticals — 0.9%
$600,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	$591,000
2,810,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	2,753,800

		3,344,800

	Pipelines — 1.8%
285,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	297,792
500,000	Energy Transfer Partners LP, 7.500%, 7/01/2038	578,309
2,775,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	2,865,187
570,000	Nisource Finance Corp., 6.250%, 12/15/2040	581,942
1,255,000	ONEOK Partners LP, 8.625%, 3/01/2019	1,578,562
725,000	Southern Natural Gas Co., 7.350%, 2/15/2031	822,280

		6,724,072

	Property & Casualty Insurance — 0.7%
1,175,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	1,168,952
1,005,000	Willis North America, Inc., 6.200%, 3/28/2017	1,071,071
555,000	Willis North America, Inc., 7.000%, 9/29/2019	601,048

		2,841,071

	Refining — 0.6%
1,895,000	Coffeyville Resources LLC/Coffeyville Finance, Inc., 10.875%, 4/01/2017, 144A	2,155,562

	Technology — 3.8%
1,895,000	Amphenol Corp., 4.750%, 11/15/2014	2,033,250
1,405,000	Brocade Communications Systems, Inc., 6.625%, 1/15/2018	1,487,544
495,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	534,600
1,420,000	Corning, Inc., 7.250%, 8/15/2036	1,621,175
1,425,000	Equifax, Inc., 7.000%, 7/01/2037	1,519,100
2,615,000	Fiserv, Inc., 3.125%, 10/01/2015	2,602,524
1,180,000	Fiserv, Inc., 6.125%, 11/20/2012	1,266,926
85,000	Motorola Solutions, Inc., 6.500%, 9/01/2025	89,441
535,000	Motorola Solutions, Inc., 6.500%, 11/15/2028	549,807
410,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	439,931
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	385,131
1,775,000	National Semiconductor Corp., 3.950%, 4/15/2015	1,808,093
279,000	Xerox Corp., 5.500%, 5/15/2012	291,865

		14,629,387

	Textile — 1.0%
2,045,000	Hanesbrands, Inc., 6.375%, 12/15/2020	1,993,875

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Textile — continued
$1,515,000	Hanesbrands, Inc., 8.000%, 12/15/2016	$1,641,881

		3,635,756

	Tobacco — 0.8%
2,835,000	Reynolds American, Inc., 7.250%, 6/15/2037	3,000,459

	Transportation Services — 0.7%
2,470,000	Erac USA Finance Co., 5.250%, 10/01/2020, 144A	2,543,280

	Treasuries — 11.9%
3,875,000	U.S. Treasury Bond, 3.875%, 8/15/2040	3,467,520
10,115,000	U.S. Treasury Bond, 4.375%, 5/15/2040	9,889,031
325,000	U.S. Treasury Note, 2.625%, 8/15/2020	304,891
8,550,000	U.S. Treasury Note, 2.625%, 11/15/2020	7,978,219
15,420,000	U.S. Treasury Note, 3.625%, 8/15/2019	15,940,425
7,555,000	U.S. Treasury Note, 3.625%, 2/15/2021(f)	7,662,424

		45,242,510

	Wireless — 4.0%
1,070,000	American Tower Corp., 4.625%, 4/01/2015	1,110,813
2,615,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 5/01/2017, 144A	2,850,350
1,980,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	2,012,274
15,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	15,038
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	10,038
585,000	NII Capital Corp., 7.625%, 4/01/2021	598,162
1,495,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	1,657,536
3,945,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,639,262
1,624,000	Telemar Norte Leste SA, 5.500%, 10/23/2020, 144A	1,595,580
100,000	True Move Co. Ltd., 10.375%, 8/01/2014, 144A	108,000
1,520,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	1,645,400

		15,242,453

	Wirelines — 5.2%
2,795,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	2,683,200
4,653,000	Embarq Corp., 7.995%, 6/01/2036	5,245,797
1,325,000	Frontier Communications Corp., 7.875%, 4/15/2015	1,427,687
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,504,125
450,000	Frontier Communications Corp., 8.250%, 4/15/2017	486,000

Principal Amount	Description	Value (†)

	Wirelines — continued
$415,000	Frontier Communications Corp., 9.000%, 8/15/2031	$424,338
775,000	Qwest Corp., 8.875%, 3/15/2012	829,250
590,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	533,865
2,435,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	2,443,661
3,790,000	Windstream Corp., 7.500%, 4/01/2023, 144A	3,733,150
515,000	Windstream Corp., 8.125%, 9/01/2018	549,763

		19,860,836

	Total Bonds and Notes (Identified Cost $353,478,493)	368,081,974

Bank Loans — 0.7%
	Non-Captive Consumer — 0.7%
2,700,000	Springleaf Finance Corp., Term Loan B, 7.250%, 4/21/2015(g) (Identified Cost $2,667,021)	2,701,701

Shares
Preferred Stocks — 0.6%
	Banking — 0.6%
68,182	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,697,664
532	Ally Financial, Inc., Series G, 7.000%, 144A	495,026

	Total Preferred Stocks (Identified Cost $1,830,494)	2,192,690

Principal Amount
Short-Term Investments — 3.6%
$13,602,620	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $13,602,620 on 4/01/2011 collateralized by $14,590,000 Federal Home Loan Mortgage Corp., 3.310% due 11/10/2020 valued at $13,878,738 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $13,602,620)	13,602,620

	Total Investments — 101.9%
	(Identified Cost $371,578,628)(a)	386,578,985
	Other assets less liabilities — (1.9)%	(7,371,165)

	Net Assets — 100.0%	$379,207,820

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

At March 31, 2011, the net unrealized appreciation on investments based on a cost of $371,919,597 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$17,545,931
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,886,543)

	Net unrealized appreciation	$14,659,388

(b)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(c)	Illiquid security. At March 31, 2011, the value of this security amounted to $1,204,344 or 0.3% of net assets.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or TBA transactions.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2011.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $55,262,308 or 14.6% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
TBA	To Be Announced

At March 31, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Depreciation
Sell[1]	06/15/2011	Euro	8,050,000	$11,392,551	$(23,536)

1 Counterparty is Credit Suisse.

Industry Summary at March 31, 2011 (Unaudited)

Mortgage Related	18.8%
Treasuries	11.9
Commercial Mortgage-Backed Securities	9.6
Banking	8.3
Wirelines	5.2
Wireless	4.0
Technology	3.8
Non-Captive Diversified	3.1
ABS Car Loan	2.6
Oil Field Services	2.6
Non-Captive Consumer	2.4
Other Investments, less than 2% each	26.0
Short-Term Investments	3.6

Total Investments	101.9
Other assets less liabilities (including open forward foreign currency contracts)	(1.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 80.0% of Net Assets
Non-Convertible Bonds — 60.9%
	ABS Car Loan — 0.2%
$350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	$350,000

	ABS Home Equity — 1.2%
200,000	Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class M1, 0.700%, 1/25/2036(b)	135,714
600,000	Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class M2, 0.750%, 9/25/2035(b)	382,685
523,564	Argent Securities, Inc., Series 2003-W3, Class M2, 2.950%, 9/25/2033(b)	350,246
200,000	New Century Home Equity Loan Trust, Series 2005-1, Class M3, 0.770%, 3/25/2035(b)	127,753
300,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.700%, 6/25/2035(b)	230,889
275,000	Park Place Securities, Inc., Series 2004-WCW2, Class M2, 0.900%, 10/25/2034(b)	214,383
575,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.750%, 7/25/2035(b)	423,178
241,687	Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.900%, 12/26/2034(b)	202,358

		2,067,206

	Airlines — 1.1%
28,291	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	28,220
291,619	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	315,678
484,465	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	485,677
176,811	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	178,137
703,508	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	805,517

		1,813,229

	Automotive — 1.3%
420,000	Ford Motor Co., 6.375%, 2/01/2029	396,792
65,000	Ford Motor Co., 6.625%, 2/15/2028	63,114
1,220,000	Ford Motor Co., 6.625%, 10/01/2028	1,184,043
40,000	Ford Motor Co., 7.500%, 8/01/2026	40,160
635,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	596,900

		2,281,009

Principal Amount (‡)	Description	Value (†)

	Banking — 2.6%
2,210,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	$1,967,014
12,176,250,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	1,356,692
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	937,786
80,000	National Australia Bank Ltd., 6.500%, 11/05/2015, (AUD)	82,265

		4,343,757

	Building Materials — 1.7%
50,000	Masco Corp., 6.500%, 8/15/2032	45,114
345,000	Masco Corp., 7.750%, 8/01/2029	350,928
2,440,000	USG Corp., 6.300%, 11/15/2016	2,293,600
100,000	USG Corp., 8.375%, 10/15/2018, 144A	104,500
65,000	USG Corp., 9.750%, 8/01/2014, 144A	71,175
75,000	USG Corp., 9.750%, 1/15/2018	78,563

		2,943,880

	Chemicals — 1.1%
855,000	Hercules, Inc., 6.500%, 6/30/2029	719,269
400,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	423,000
730,000	Reichhold Industries, Inc., 9.000%, 8/15/2014, 144A(c)	643,312

		1,785,581

	Collateralized Mortgage Obligations — 2.2%
382,599	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.510%, 1/25/2036(b)	219,203
93,569	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.292%, 10/25/2034(b)	76,582
234,677	Countrywide Alternative Loan Trust, Series 2005-38, Class A3, 0.600%, 9/25/2035(b)	149,112
347,489	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.788%, 11/25/2035(b)	311,507
490,385	Impac CMB Trust, Series 2005-3, Class A1, 0.730%, 8/25/2035(b)	360,259
631,047	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.750%, 1/25/2036(b)	438,003
684,339	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.370%, 7/25/2037(b)(d)	303,518
530,377	Luminent Mortgage Pass Through Trust, Series 2006-6, Class A1, 0.450%, 10/25/2046(b)	363,267
421,060	Master Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.649%, 3/25/2035(b)	295,589
300,837	Master Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.637%, 3/25/2035(b)	269,203

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$746,150	Master Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.410%, 1/25/2047(b)	$439,654
182,787	Sequoia Mortgage Trust, Series 2007-2, Class 1A1, 0.464%, 6/20/2036(b)	137,983
758,982	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.490%, 1/25/2047(b)	336,519

		3,700,399

	Consumer Cyclical Services — 0.8%
1,035,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	835,762
475,000	West Corp., 8.625%, 10/01/2018, 144A	499,938

		1,335,700

	Consumer Products — 0.3%
145,000	NBTY, Inc., 9.000%, 10/01/2018, 144A	157,325
275,000	Visant Corp., 10.000%, 10/01/2017	297,000

		454,325

	Electric — 1.8%
20,962	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	21,276
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	275,625
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	125,100
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	632,644
1,055,000	Edison Mission Energy, 7.625%, 5/15/2027	785,975
720,000,000	Emgesa SA ESP, 8.750%, 1/25/2021, 144A, (COP)	405,454
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	71,400
195,000	TXU Corp., Series P, 5.550%, 11/15/2014	127,725
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	474,513
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	170,200

		3,089,912

	Food & Beverage — 1.1%
385,000	Blue Merger Sub, Inc., 7.625%, 2/15/2019, 144A	390,294
105,000	Dean Foods Co., 6.900%, 10/15/2017	97,388
750,000	Dean Foods Co., 7.000%, 6/01/2016	715,312
700,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	729,750

		1,932,744

	Gaming — 2.8%
2,005,000	Caesars Entertainment Operating Co., Inc., 10.000%, 12/15/2018	1,829,562
470,000	MGM Resorts International, 5.875%, 2/27/2014	448,850

Principal Amount (‡)	Description	Value (†)

	Gaming — continued
$155,000	MGM Resorts International, 6.625%, 7/15/2015	$146,863
90,000	MGM Resorts International, 6.875%, 4/01/2016	83,700
1,870,000	MGM Resorts International, 7.500%, 6/01/2016	1,767,150
555,000	MGM Resorts International, 7.625%, 1/15/2017	523,781

		4,799,906

	Government Owned - No Guarantee — 0.8%
900,000	DP World Ltd., 6.850%, 7/02/2037, 144A	828,000
4,800,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	532,617

		1,360,617

	Healthcare — 3.4%
35,000	HCA, Inc., 7.050%, 12/01/2027	31,150
630,000	HCA, Inc., 7.500%, 12/15/2023	595,350
1,620,000	HCA, Inc., 7.500%, 11/06/2033	1,486,350
75,000	HCA, Inc., 7.690%, 6/15/2025	71,437
480,000	HCA, Inc., 8.360%, 4/15/2024	480,000
680,000	HCA, Inc., MTN, 7.580%, 9/15/2025	640,900
1,700,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,589,500
1,080,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	895,050

		5,789,737

	Home Construction — 3.2%
1,790,000	KB Home, 7.250%, 6/15/2018	1,754,200
515,000	Lennar Corp., 6.950%, 6/01/2018	509,850
3,135,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,453,137
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	402,188
380,000	Pulte Group, Inc., 7.875%, 6/15/2032	350,550

		5,469,925

	Hybrid ARMs — 0.1%
431,177	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 3.262%, 4/25/2035(b)	220,251

	Independent Energy — 0.4%
620,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	657,200

	Industrial Other — 0.2%
215,000	Atkore International, Inc., 9.875%, 1/01/2018, 144A	229,513
140,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	123,200

		352,713

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Life Insurance — 0.5%
$860,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	$925,575

	Local Authorities — 0.1%
85,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	88,468

	Media Non-Cable — 0.2%
320,000	Intelsat SA, 11.250%, 2/04/2017	349,600

	Metals & Mining — 0.3%
360,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	331,200
35,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	35,000
190,000	United States Steel Corp., 6.650%, 6/01/2037	174,800

		541,000

	Non-Captive Consumer — 3.5%
1,040,000	Residential Capital LLC, 9.625%, 5/15/2015	1,049,100
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	9,397
715,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	611,288
245,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	274,400
400,000	Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	528,611
220,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	198,000
600,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	590,250
800,000	Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/2012	786,000
600,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	586,500
100,000	Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	99,000
1,400,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	1,279,250

		6,011,796

	Non-Captive Diversified — 1.3%
1,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	1,047,801
660,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)(e)	676,756
295,000	International Lease Finance Corp., 8.250%, 12/15/2020	323,394
80,000	iStar Financial, Inc., 5.850%, 3/15/2017	69,800
10,000	iStar Financial, Inc., 5.875%, 3/15/2016	8,900
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	14,212

		2,140,863

	Oil Field Services — 0.9%
490,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	497,350

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — continued
$350,000	Cie Generale de Geophysique - Veritas, 9.500%, 5/15/2016	$390,250
265,000	Parker Drilling Co., 9.125%, 4/01/2018	284,875
385,000	Pioneer Drilling Co., 9.875%, 3/15/2018	413,875

		1,586,350

	Packaging — 0.2%
300,000	Reynolds Group Holdings Ltd., 8.250%, 2/15/2021, 144A	297,000

	Pharmaceuticals — 0.3%
185,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	175,519
290,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	280,575

		456,094

	Refining — 0.5%
150,000	Petroplus Finance Ltd., 6.750%, 5/01/2014, 144A	147,000
745,000	Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	707,750

		854,750

	Retailers — 1.3%
250,000	Dillard’s, Inc., 6.625%, 1/15/2018	246,250
105,000	Dillard’s, Inc., 7.130%, 8/01/2018	105,788
285,000	Dillard’s, Inc., 7.750%, 7/15/2026	273,600
105,000	Dillard’s, Inc., 7.750%, 5/15/2027	99,225
145,000	Dillard’s, Inc., 7.875%, 1/01/2023	141,375
1,285,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,288,212

		2,154,450

	Sovereigns — 4.7%
502,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	4,284,185
4,750,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	2,894,834
7,970,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	41,790
10,822,830	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	572,628
4,962,953	Uruguay Government International Bond, 4.250%, 4/05/2027, (UYU)	276,903

		8,070,340

	Supermarkets — 1.4%
315,000	American Stores Co., 8.000%, 6/01/2026	285,075
750,000	New Albertson’s, Inc., 7.450%, 8/01/2029	592,500
955,000	New Albertson’s, Inc., 7.750%, 6/15/2026	795,037
130,000	New Albertson’s, Inc., 8.000%, 5/01/2031	106,600
15,000	New Albertson’s, Inc., 8.700%, 5/01/2030	12,863

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Supermarkets — continued
$735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	$532,875

		2,324,950

	Supranational — 5.1%
2,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	1,224,488
17,499,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	1,754,221
35,340,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	2,806,096
72,300,000	Inter-American Development Bank, EMTN, 4.750%, 1/10/2014, (INR)	1,576,511
1,500,000,000	International Bank for Reconstruction & Development, EMTN, 2.300%, 2/26/2013, (KRW)	1,363,462

		8,724,778

	Technology — 2.6%
1,090,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	937,400
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,659,800
225,000	Buccaneer Merger Sub, Inc., 9.125%, 1/15/2019, 144A	238,500
365,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	381,425
840,000	First Data Corp., 8.250%, 1/15/2021, 144A	837,900
340,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(f)	249,900
560,000	Nortel Networks Ltd., 6.875%, 9/01/2023(f)	145,600

		4,450,525

	Textile — 0.2%
375,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	299,063

	Transportation Services — 0.4%
275,000	APL Ltd., 8.000%, 1/15/2024(c)	188,375
640,000	Overseas Shipholding Group, 7.500%, 2/15/2024	548,800

		737,175

	Treasuries — 2.4%
59,169	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	42,001
50,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	43,657
175,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	147,095
150,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	150,103
275,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	264,042
600,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	566,287
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	225,876
120,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	2,611,659
50,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	49,729

		4,100,449

Principal Amount (‡)	Description	Value (†)

	Water Sewer — 0.2%
540,000,000	Empresas Publicas de Medellin ESP, 8.375%, 1/31/2021, 144A, (COP)	$298,118

	Wireless — 1.7%
600,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	609,780
280,000	NII Capital Corp., 7.625%, 4/01/2021	286,300
2,061,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,901,272
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	21,275

		2,818,627

	Wirelines — 6.8%
120,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	115,200
900,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	960,750
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	104,000
530,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	536,625
370,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	349,188
95,000	Frontier Communications Corp., 7.000%, 11/01/2025	85,614
1,245,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,188,975
605,000	Frontier Communications Corp., 9.000%, 8/15/2031	618,612
1,910,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	1,895,675
495,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	506,137
425,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	433,500
1,445,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	1,434,162
275,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	286,000
2,860,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,045,900
10,000	Qwest Corp., 6.875%, 9/15/2033	10,013

		11,570,351

	Total Non-Convertible Bonds (Identified Cost $95,199,378)	103,548,413

Convertible Bonds — 19.1%
	Automotive — 2.1%
410,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(g)	404,363
1,720,000	Ford Motor Co., 4.250%, 11/15/2016	3,117,500

		3,521,863

	Diversified Manufacturing — 2.3%
1,150,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	1,165,812
2,515,000	Trinity Industries, Inc., 3.875%, 6/01/2036	2,741,350

		3,907,162

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Healthcare — 1.3%
$35,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2016), 2.000%, 12/15/2037(g)	$42,569
1,560,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(g)	1,505,400
515,000	Omnicare, Inc., 3.750%, 12/15/2025	663,706

		2,211,675

	Home Construction — 0.0%
70,000	Lennar Corp., 2.000%, 12/01/2020, 144A	70,438

	Independent Energy — 2.4%
1,975,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	1,814,531
1,300,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	1,412,125
785,000	Penn Virginia Corp., 4.500%, 11/15/2012	810,513

		4,037,169

	Metals & Mining — 0.4%
555,000	Peabody Energy Corp., 4.750%, 12/15/2066	735,375

	Pharmaceuticals — 4.6%
845,000	Amylin Pharmaceuticals, Inc., 3.000%, 6/15/2014	726,700
475,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	841,937
840,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	1,360,800
785,000	Kendle International, Inc., 3.375%, 7/15/2012	743,788
505,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	1,994,750
1,755,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	2,132,325

		7,800,300

	Technology — 6.0%
775,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	749,812
15,000	Ciena Corp., 0.250%, 5/01/2013	15,300
2,845,000	Ciena Corp., 0.875%, 6/15/2017	2,777,431
145,000	Ciena Corp., 3.750%, 10/15/2018, 144A	217,138
40,000	Ciena Corp., 4.000%, 3/15/2015, 144A	58,600
3,925,000	Intel Corp., 2.950%, 12/15/2035	4,037,844
1,330,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	1,328,337
820,000	Micron Technology, Inc., 1.875%, 6/01/2014	891,750
280,000	Nortel Networks Corp., 2.125%, 4/15/2014(f)	241,150

		10,317,362

	Total Convertible Bonds (Identified Cost $24,876,937)	32,601,344

	Total Bonds and Notes (Identified Cost $120,076,315)	136,149,757

Principal Amount (‡)	Description	Value (†)

Bank Loans — 0.6%
	Media Non-Cable — 0.2%
$349,332	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(h)	$230,797
224,012	Tribune Company, Term Loan X, 5.000%, 6/04/2009(f)(h)(i)	153,237

		384,034

	Technology — 0.0%
2,342	Sungard Data Systems, Inc., Tranche A, 2.008%, 2/28/2014(h)	2,301

	Wireless — 0.0%
17,815	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(h)(j)	18,144

	Wirelines — 0.4%
370,146	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/24/2016(h)	356,766
250,000	Level 3 Financing, Inc., Add on Term Loan, 11.500%, 3/13/2014(h)	266,875

		623,641

	Total Bank Loans (Identified Cost $1,321,823)	1,028,120

Shares
Preferred Stocks — 5.6%
Convertible Preferred Stocks — 5.0%
	Automotive — 2.4%
68,550	General Motors Co., Series B, 4.750%	3,304,110
15,725	Goodyear Tire & Rubber Co. (The), 5.875%	803,233

		4,107,343

	Capital Markets — 1.5%
55,115	Newell Financial Trust I, 5.250%	2,638,630

	Diversified Financial Services — 0.1%
3,732	Sovereign Capital Trust IV, 4.375%	166,074

	Electric Utilities — 0.2%
6,475	AES Trust III, 6.750%	315,980

	Machinery — 0.1%
2,550	United Rentals Trust I, 6.500%	119,850

	Oil, Gas & Consumable Fuels — 0.2%
9,500	El Paso Energy Capital Trust I, 4.750%	420,375

	Semiconductors & Semiconductor Equipment — 0.5%
799	Lucent Technologies Capital Trust I, 7.750%	783,020

	Total Convertible Preferred Stocks (Identified Cost $7,826,938)	8,551,272

Non-Convertible Preferred Stocks — 0.6%
	Banking — 0.6%
26,825	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	667,916

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)

	Banking — continued
274	Ally Financial, Inc., Series G, 7.000%, 144A	$254,957

	Total Non-Convertible Preferred Stocks (Identified Cost $738,910)	922,873

	Total Preferred Stocks (Identified Cost $8,565,848)	9,474,145

Common Stocks — 1.4%
	Automobiles — 0.5%
53,720	Ford Motor Co.(k)	800,965

	Biotechnology — 0.2%
8,147	Vertex Pharmaceuticals, Inc.(k)	390,486

	Chemicals — 0.0%
1,087	Ashland, Inc.	62,785

	Diversified Telecommunication Services — 0.2%
14,623	FairPoint Communications, Inc.(k)	246,690
593	Hawaiian Telcom Holdco, Inc.(k)	15,566

		262,256

	Household Durables — 0.0%
1,775	KB Home	22,081

	Media — 0.0%
388	Dex One Corp.(k)	1,878
1,835	SuperMedia, Inc.(k)	11,451

		13,329

	Oil, Gas & Consumable Fuels — 0.4%
35,176	El Paso Corp.	633,168

	Pharmaceuticals — 0.1%
6,875	Merck & Co., Inc.	226,944

	Total Common Stocks (Identified Cost $2,484,531)	2,412,014

Closed End Investment Companies — 0.0%
1,772	Western Asset High Income Opportunity Fund, Inc. (Identified Cost $11,277)	11,270

Warrants — 0.0%
10,023	FairPoint Communications, Inc., Expiration on 1/24/2018(c)(k)(l) (Identified Cost $0)	—

Principal Amount (‡)
Short-Term Investments — 9.8%
$16,610,830	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011, at 0.000% to be repurchased at $16,610,830 on 4/01/2011 collateralized by $16,760,000 U.S. Treasury Note, 1.000% due 4/30/2012 valued at $16,947,100 including accrued interest (Note 2 to Financial Statements) (Identified Cost $16,610,830)	16,610,830

	Total Investments — 97.4%
	(Identified Cost $149,070,624)(a)	165,686,136
	Other assets less liabilities — 2.6%	4,380,600

	Net Assets — 100.0%	$170,066,736

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2011, the net unrealized appreciation on investments based on a cost of $149,083,822 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$20,044,527
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,442,213)

	Net unrealized appreciation	$16,602,314

(b)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(c)	Illiquid security. At March 31, 2011, the value of these securities amounted to $903,087 or 0.5% of net assets.
(d)	The issuer has made partial payment with respect to interest and/or principal. Income is not being accrued.
(e)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2011.
(i)	Issuer has filed for bankruptcy.
(j)	All or a portion of interest payment is paid-in-kind.
(k)	Non-income producing security.
(l)	Fair valued security by the Fund’s investment adviser. At March 31, 2011 the value of this security amounted to $0.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $16,015,853 or 9.4% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
SGD	Singapore Dollar
UYU	Uruguayan Peso

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Fund – (continued)

At March 31, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Depreciation
Sell[1]	04/29/2011	Euro	1,100,000	$1,558,195	$(46,043)

1 Counterparty is Barclays.

Industry Summary at March 31, 2011 (Unaudited)

Technology	8.6%
Wirelines	7.2
Automotive	5.8
Supranational	5.1
Pharmaceuticals	5.0
Sovereigns	4.7
Healthcare	4.7
Non-Captive Consumer	3.5
Home Construction	3.2
Banking	3.2
Gaming	2.8
Independent Energy	2.8
Treasuries	2.4
Diversified Manufacturing	2.3
Collateralized Mortgage Obligations	2.2
Other Investments, less than 2% each	24.1
Short-Term Investments	9.8

Total Investments	97.4
Other assets less liabilities (including open forward foreign currency contracts)	2.6

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 98.0% of Net Assets
Non-Convertible Bonds — 97.8%
	Argentina — 0.5%
$136,600	Argentina Government International Bond, 8.280%, 12/31/2033	$121,778

	Belgium — 0.8%
100,000	Anheuser-Busch InBev NV, EMTN, 6.500%, 6/23/2017, (GBP)	179,640

	Brazil — 0.6%
100,000	Telemar Norte Leste SA, 5.125%, 12/15/2017, 144A, (EUR)	138,106

	Canada — 7.6%
225,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	230,368
165,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	181,679
200,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	285,970
25,000,000	Province of Quebec Canada, 1.600%, 5/09/2013, (JPY)	305,921
150,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	213,174
200,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)	289,174
200,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	211,218

		1,717,504

	Cayman Islands — 0.6%
119,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	129,115

	Colombia — 0.6%
105,000,000	Emgesa SA ESP, 8.750%, 1/25/2021, 144A, (COP)	59,129
160,000,000	Empresas Publicas de Medellin ESP, 8.375%, 2/01/2021, 144A, (COP)	88,331

		147,460

	Denmark — 0.3%
50,000	Kingdom of Denmark, EMTN, 1.750%, 10/05/2015, (EUR)	67,969

	Finland — 4.4%
680,000	Finland Government Bond, 3.125%, 9/15/2014, (EUR)	987,981

	France — 0.3%
50,000	Lafarge SA, EMTN, 5.375%, 6/26/2017, (EUR)	69,919

	Germany — 11.0%
240,000	Bundesobligation, 2.250%, 4/10/2015, (EUR)	337,985
670,000	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)(b)	925,045
175,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	247,489
165,000	Bundesrepublik Deutschland, 3.750%, 7/04/2013, (EUR)	243,486
235,000	Bundesrepublik Deutschland, Series 6, 3.750%, 1/04/2017, (EUR)	348,798
255,000	Republic of Germany, 1.250%, 9/16/2011, (EUR)	361,852

		2,464,655

Principal Amount (‡)	Description	Value (†)

	Hungary — 0.3%
$60,000	Hungary Government International Bond, 6.375%, 3/29/2021	$60,060

	India — 0.4%
100,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	99,621

	Italy — 3.7%
150,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	200,852
470,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 9/01/2020, (EUR)	631,454

		832,306

	Japan — 16.5%
65,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	801,442
94,000,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	1,143,880
70,200,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)(b)	867,844
50,000,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)	638,668
13,000,000	Japan Government Twenty Year Bond, 2.000%, 9/20/2025, (JPY)	162,083
9,000,000	Japan Government Twenty Year Bond, Series 123, 2.100%, 12/20/2030, (JPY)	108,881

		3,722,798

	Jersey — 0.8%
100,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	170,948

	Korea — 0.6%
6,000,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	132,581

	Lithuania — 0.4%
100,000	Lithuania Government International Bond, 6.125%, 3/09/2021, 144A	102,100

	Luxembourg — 1.2%
150,000	Enel Finance International SA, EMTN, 5.625%, 8/14/2024, (GBP)	234,641
25,000	Telecom Italia Finance SA, EMTN, 7.750%, 1/24/2033, (EUR)	37,912

		272,553

	Mexico — 3.4%
160,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	153,600
20,500(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	179,786
48,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	432,161

		765,547

	Netherlands — 3.2%
260,000	Kingdom of Netherlands, 4.500%, 7/15/2017, (EUR)(b)	396,420
45,000	Kingdom of Netherlands, 5.500%, 1/15/2028, (EUR)	76,153
150,000	RWE Finance BV, EMTN, 5.500%, 7/06/2022, (GBP)	244,800

		717,373

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	New Zealand — 1.1%
300,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	$242,490

	Norway — 4.2%
2,500,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	470,293
2,525,000	Norwegian Government, 4.500%, 5/22/2019, (NOK)	480,805

		951,098

	Peru — 0.4%
240,000	Republic of Peru, 7.840%, 8/12/2020, 144A, (PEN)	91,774

	Philippines — 0.5%
5,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	112,938

	Poland — 1.1%
700,000	Poland Government International Bond, 5.000%, 10/24/2013, (PLN)	245,651

	Singapore — 3.2%
175,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	142,120
690,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	570,098

		712,218

	South Africa — 0.8%
150,000	Edcon Proprietary Ltd., 4.423%, 6/15/2014, 144A, (EUR)(c)	181,756

	Supranationals — 8.2%
40,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	516,580
921,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	92,328
260,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	288,472
5,560,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	441,480
5,700,000	Inter-American Development Bank, EMTN, 4.750%, 1/10/2014, (INR)	124,289
30,000,000	Nordic Investment Bank, Series C, GMTN, 1.700%, 4/27/2017, (JPY)	379,958

		1,843,107

	Sweden — 3.4%
1,940,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)	348,419
2,500,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)	414,534

		762,953

	Switzerland — 0.7%
100,000	Credit Suisse London, EMTN, 5.125%, 9/18/2017, (EUR)	148,310

	United Arab Emirates — 0.4%
100,000	DP World Ltd., 6.850%, 7/02/2037, 144A	92,000

	United Kingdom — 4.5%
100,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	165,338
150,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	231,077
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	85,697

Principal Amount (‡)	Description	Value (†)

	United Kingdom — continued
50,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	$73,316
50,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	85,191
65,000	United Kingdom Treasury, 4.000%, 3/07/2022, (GBP)	105,521
60,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	102,587
95,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	159,940

		1,008,667

	United States — 10.7%
130,000	Ally Financial, Inc., 6.750%, 12/01/2014	136,988
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	144,052
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	78,008
100,000	Citibank Credit Card Issuance Trust, Series 2001-A4, Class A4, 5.375%, 4/10/2013, (EUR)	141,786
15,000,000	Citigroup, Inc., 2.400%, 10/31/2025, (JPY)	162,999
150,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	160,088
150,000	Frontier Communications Corp., 9.000%, 8/15/2031	153,375
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	80,002
45,000	HCA, Inc., 8.360%, 4/15/2024	45,000
200,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)	287,377
70,000	IPALCO Enterprises, Inc., 7.250%, 4/01/2016, 144A	75,775
100,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	130,471
95,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	159,348
55,000	NRG Energy, Inc., 8.250%, 9/01/2020, 144A	57,200
100,000	Owens-Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	143,846
40,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	41,404
100,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	140,938
55,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	52,181
50,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	69,856
100,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	141,201

		2,401,895

	Uruguay — 1.4%
2,865,250	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	151,598
2,496,807	Uruguay Government International Bond, 5.000%, 9/14/2018, (UYU)	153,873

		305,471

	Total Non-Convertible Bonds (Identified Cost $20,803,605)	22,000,342

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 0.2%
United States — 0.2%
$50,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(d) (Identified Cost $35,248)	$48,250

	Total Bonds and Notes (Identified Cost $20,838,853)	22,048,592

Total Investments — 98.0%
	(Identified Cost $20,838,853)(a)	22,048,592
	Other assets less liabilities — 2.0%	447,640

	Net Assets — 100.0%	$22,496,232

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2011, the net unrealized appreciation on investments based on a cost of $20,926,389 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,305,283
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(183,080)

	Net unrealized appreciation	$1,122,203

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $1,627,655 or 7.2% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

At March 31, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	06/15/2011	Australian Dollar	420,000	$430,572	$11,627
Buy[2]	06/15/2011	Canadian Dollar	700,000	720,833	1,615
Buy[1]	06/15/2011	Euro	310,000	438,719	8,492
Sell[1]	06/15/2011	Euro	90,000	127,370	412
Buy[3]	06/15/2011	Japanese Yen	95,500,000	1,148,622	(11,315)
Buy[3]	06/20/2011	Malaysian Ringgit	700,000	229,908	1,865
Buy[4]	06/02/2011	Polish Zloty	670,000	234,776	4,772
Sell[4]	06/02/2011	Polish Zloty	670,000	234,776	(4,476)
Buy[5]	06/13/2011	South Korean Won	720,000,000	653,483	11,199
Buy[1]	06/13/2011	South Korean Won	470,000,000	426,579	7,011

Total					$31,202

At March 31, 2011, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver2/Units of Currency		Receive/In Exchange For		Unrealized Appreciation
06/16/2011	British Pound	146,159	Euro	170,000	$6,342

1 Counterparty is Credit Suisse.

2 Counterparty is UBS.

3 Counterparty is JPMorgan Chase.

4 Counterparty is Morgan Stanley.

5 Counterparty is Barclays.

Industry Summary at March 31, 2011 (Unaudited)

Treasuries	51.0%
Supranationals	8.2
Local Authorities	4.9
Banking	4.1
Sovereigns	3.8
Wirelines	3.6
Government Guaranteed	3.6
Electric	2.9
Media Non-Cable	2.7
Other Investments, less than 2% each	13.2

Total Investments	98.0
Other assets less liabilities (including open forward foreign currency contracts)	2.0

Net Assets	100.0%

Currency Exposure at March 31, 2011 (Unaudited)

Euro	32.9%
Japanese Yen	22.6
British Pound	9.7
U.S. Dollar	6.7
Norwegian Krone	4.2
Swedish Krona	3.4
Singapore Dollar	3.2
Canadian Dollar	2.7
Mexican Peso	2.7
Indonesian Rupiah	2.4
Other, less than 2% each	7.5

Total Investments	98.0
Other assets less liabilities (including open forward foreign currency contracts)	2.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 98.6% of Net Assets
	ABS Car Loan — 2.3%
$1,380,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$1,380,122
831,014	ARI Fleet Lease Trust, Series 2010-A, Class A, 1.705%, 8/15/2018, 144A(b)	837,158
3,245,000	Navistar Financial Dealer Note Master Trust, Series 2010-1, Class A, 1.900%, 1/26/2015, 144A(b)	3,266,547
1,810,000	Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 1.405%, 1/15/2015, 144A(b)	1,829,660
35,916	USAA Auto Owner Trust, Series 2008-3, Class A3, 4.280%, 10/15/2012	36,022
2,000,000	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	1,997,605

		9,347,114

	ABS Credit Card — 0.8%
985,000	American Express Credit Account Master, Series 2004-2, Class A, 0.425%, 12/15/2016(b)	983,389
2,100,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	2,173,197

		3,156,586

	ABS Home Equity — 0.3%
641,489	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	603,540
476,590	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028	460,584
231,509	Residential Funding Mortgage Securities II, Series 2005-HI3, Class A4, 5.490%, 9/25/2035	228,592

		1,292,716

	ABS Student Loan — 0.3%
1,336,986	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.586%, 12/07/2020(b)	1,338,390

	Collateralized Mortgage Obligations — 2.7%
454,670	Federal Home Loan Mortgage Corp., Series 2901, Class UA, 5.000%, 1/15/2030	469,124
5,263	Federal Home Loan Mortgage Corp., Series 3145, Class KA, 5.000%, 8/15/2024	5,262
1,280,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,246,157
2,392,048	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.690%, 10/07/2020(b)	2,395,038
7,070,229	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.800%, 12/08/2020(b)	7,103,388

		11,218,969

	Commercial Mortgage-Backed Securities — 15.0%
1,780,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.826%, 4/10/2049(b)	1,889,276

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$1,500,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	$1,575,075
2,000,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	2,095,175
360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	384,545
1,500,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.886%, 12/10/2049(b)	1,622,971
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.294%, 12/10/2049(b)	1,612,976
3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	3,363,984
1,400,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.951%, 6/10/2046(b)	1,528,469
2,670,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 6.018%, 6/15/2038(b)	2,889,338
2,525,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,619,146
4,640,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	4,821,674
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.078%, 7/10/2038(b)	1,640,994
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,292,317
1,860,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	1,994,739
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,226,118
5,000,000	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 6.002%, 8/10/2045(b)	5,308,677
2,785,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,936,739
5,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	5,273,191
1,173,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,215,336
3,914,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	4,099,338
1,500,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.071%, 6/11/2049(b)	1,597,906
815,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045	875,119

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$4,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	$4,664,728
580,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	600,599

		61,128,430

	Government Guaranteed — 1.0%
1,800,000	General Electric Capital Corp., MTN, (FDIC insured), 2.125%, 12/21/2012	1,842,523
2,340,000	US Central Federal Credit Union, (FDIC insured), 1.900%, 10/19/2012	2,384,360

		4,226,883

	Government Owned – No Guarantee — 17.4%
16,000,000	Federal Home Loan Mortgage Corp., 1.625%, 4/26/2011	16,017,040
6,435,000	Federal Home Loan Mortgage Corp., 1.750%, 6/15/2012	6,534,723
11,920,000	Federal Home Loan Mortgage Corp., 2.125%, 3/23/2012	12,122,187
5,400,000	Federal Home Loan Mortgage Corp., MTN, 0.181%, 2/02/2012(b)	5,398,499
3,100,000	Federal Home Loan Mortgage Corp., MTN, 0.241%, 8/05/2011(b)	3,100,564
17,970,000	Federal National Mortgage Association, 3.625%, 2/12/2013	18,881,852
8,265,000	Federal National Mortgage Association, 4.750%, 11/19/2012	8,807,382

		70,862,247

	Government Sponsored — 3.6%
1,070,000	Federal Home Loan Bank, 0.243%, 10/06/2011(b)	1,070,105
6,800,000	Federal Home Loan Bank, 1.125%, 6/03/2011	6,811,995
5,000,000	Federal Home Loan Bank, 1.625%, 7/27/2011	5,024,555
1,700,000	Federal Home Loan Bank, 3.625%, 9/16/2011	1,727,815

		14,634,470

	Hybrid ARMs — 12.9%
6,220,393	FHLMC, 5.518%, 4/01/2037(b)	6,587,158
1,845,669	FHLMC, 5.692%, 4/01/2037(b)	1,955,016
3,731,868	FHLMC, 5.944%, 6/01/2037(b)	3,961,136
4,494,697	FNMA, 2.055%, 7/01/2035(b)	4,683,241
5,866,500	FNMA, 2.597%, 8/01/2035(b)	6,179,863
2,490,723	FNMA, 2.796%, 8/01/2034(b)	2,614,721
5,674,373	FNMA, 3.400%, 6/01/2035(b)	5,930,915
4,566,852	FNMA, 3.549%, 6/01/2036(b)	4,808,977
1,006,756	FNMA, 4.340%, 8/01/2036(b)	1,062,232
9,371,893	FNMA, 5.437%, 6/01/2037(b)	9,979,305

Principal Amount	Description	Value (†)

	Hybrid ARMs — continued
$3,804,115	FNMA, 5.596%, 2/01/2047(b)	$4,020,161
642,805	FNMA, 5.983%, 2/01/2037(b)	683,648

		52,466,373

	Mortgage Related — 19.0%
8,120,539	FHLMC, 4.000%, with various maturities from 2024 to 2025(c)	8,360,348
13,554,463	FHLMC, 4.500%, with various maturities from 2025 to 2034(c)	14,221,824
1,942,199	FHLMC, 5.500%, 10/01/2023	2,098,678
2,694,386	FHLMC, 6.000%, with various maturities from 2019 to 2021(c)	2,935,464
4,240,885	FHLMC, 6.500%, with various maturities from 2014 to 2034(c)	4,734,397
121,271	FHLMC, 7.000%, 2/01/2016	131,612
8,323	FHLMC, 7.500%, with various maturities from 2012 to 2026(c)	8,970
8,009	FHLMC, 8.000%, 9/01/2015	8,825
3,629	FHLMC, 10.000%, 7/01/2019	4,119
100,003	FHLMC, 11.500%, with various maturities from 2015 to 2020(c)	103,018
6,495,312	FNMA, 4.000%, with various maturities from 2018 to 2019(c)	6,798,016
8,045,887	FNMA, 4.500%, with various maturities from 2019 to 2025(c)	8,452,659
5,703,611	FNMA, 5.000%, 4/01/2040	5,977,573
6,089,740	FNMA, 5.500%, with various maturities from 2017 to 2033(c)	6,589,364
11,176,021	FNMA, 6.000%, with various maturities from 2017 to 2022(c)	12,211,676
2,991,314	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	3,367,500
171,732	FNMA, 7.000%, 12/01/2022	189,192
297,346	FNMA, 7.500%, with various maturities from 2015 to 2032(c)	342,455
39,841	FNMA, 8.000%, with various maturities from 2015 to 2016(c)	44,034
71,465	GNMA, 6.000%, 12/15/2031	79,073
242,924	GNMA, 6.500%, 5/15/2031	275,111
257,654	GNMA, 7.000%, 10/15/2028	297,749

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$1,638	GNMA, 12.500%, 6/15/2014	$1,650
9,196	GNMA, 16.000%, with various maturities from 2011 to 2012(c)	9,263
635	GNMA, 17.000%, 11/15/2011	635

		77,243,205

	Treasuries — 23.3%
35,970,000	U.S. Treasury Note, 1.375%, 9/15/2012	36,409,805
57,335,000	U.S. Treasury Note, 1.750%, 4/15/2013	58,419,205

		94,829,010

	Total Bonds and Notes (Identified Cost $392,409,609)	401,744,393

Short-Term Investments — 0.4%
1,839,203	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $1,839,203 on 4/01/2011 collateralized by $1,975,000 Federal National Mortgage Association, 3.420% due 11/24/2020 valued at $1,878,719 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,839,203)	1,839,203

	Total Investments — 99.0%
	(Identified Cost $394,248,812)(a)	403,583,596
	Other assets less liabilities — 1.0%	3,954,433

	Net Assets — 100.0%	$407,538,029

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2011, the net unrealized appreciation on investments based on a cost of $395,039,199 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,539,471
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(995,074)

	Net unrealized appreciation	$8,544,397

(b)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $5,933,365 or 1.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note

Industry Summary at March 31, 2011 (Unaudited)

Treasuries	23.3%
Mortgage Related	19.0
Government Owned - No Guarantee	17.4
Commercial Mortgage-Backed Securities	15.0
Hybrid ARMs	12.9
Government Sponsored	3.6
Collateralized Mortgage Obligations	2.7
ABS Car Loan	2.3
Other Investments, less than 2% each	2.4
Short-Term Investments	0.4

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 88.5% of Net Assets
Non-Convertible Bonds — 77.8%
	ABS Car Loan — 0.1%
$7,211,250	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.394%, 8/20/2013, 144A(b)	$7,057,019
4,093,750	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	4,291,296

		11,348,315

	Aerospace & Defense — 0.1%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	654,399
11,800,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	11,328,000

		11,982,399

	Airlines — 2.2%
35,455,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	38,947,473
179,522	American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	179,522
1,567,240	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	1,841,507
102,607	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	104,403
5,048,174	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	5,104,966
2,534,842	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	2,528,505
2,181,612	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	2,197,974
4,506,400	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	4,416,272
3,296,771	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	3,263,803
1,314,717	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	1,433,042
1,482,915	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,605,256
3,409,712	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	3,443,809
1,861,429	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	1,945,193
2,596,637	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	2,603,128
11,493,463	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	11,780,799
19,298,951	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	19,443,693

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$18,787,410	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 7/08/2016	$21,323,711
16,943,625	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	18,299,115
2,825,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	3,001,562
2,450,000	Delta Air Lines Pass Through Trust, Series 2001-1, Class A-2, 7.111%, 3/18/2013	2,523,500
1,422,234	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,468,456
7,656,297	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	7,905,127
24,656,615	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	25,581,238
6,763,459	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 12/17/2016	7,169,267
2,107,285	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	2,170,503
19,092,799	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	19,474,655
1,500,000	Qantas Airways Ltd., 5.125%, 6/20/2013, 144A	1,578,426
32,710,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	34,836,804
19,762,558	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	19,960,184
10,694,272	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	12,244,941
19,140,000	US Airways Pass Through Trust, Series 2010-1, Class B, 8.500%, 10/22/2018	19,235,700

		297,612,534

	Automotive — 1.9%
265,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	275,600
1,853,000	Cummins, Inc., 6.750%, 2/15/2027	1,944,686
6,500,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	9,488,150
4,500,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	6,696,267
19,011,000	Ford Motor Co., 6.375%, 2/01/2029	17,960,490
1,975,000	Ford Motor Co., 6.500%, 8/01/2018	2,067,827
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,184,607
74,829,000	Ford Motor Co., 6.625%, 10/01/2028	72,623,565
2,365,000	Ford Motor Co., 7.125%, 11/15/2025	2,296,179
90,200,000	Ford Motor Co., 7.450%, 7/16/2031	97,651,422

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$1,345,000	Ford Motor Co., 7.500%, 8/01/2026	$1,350,384
22,410,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	24,257,167
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	4,678,380
9,635,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	10,791,200
3,100,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	3,410,000
5,300,000	TRW Automotive, Inc., 8.875%, 12/01/2017, 144A	5,936,000

		262,611,924

	Banking — 6.2%
16,175,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	19,311,025
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	22,983,033
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	19,307,403
1,675,000	Bank of America Corp., 5.420%, 3/15/2017	1,709,981
4,560,000	Bank of America Corp., 6.000%, 9/01/2017	4,887,399
8,020,000	Bank of America NA, 5.300%, 3/15/2017	8,233,861
39,890,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	35,504,155
56,650,000,000	Barclays Financial LLC, 4.470%, 12/04/2011, 144A, (KRW)	51,781,958
224,520,000,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	25,452,046
47,120,000	Citigroup, Inc., 5.000%, 9/15/2014	49,202,845
985,000	Citigroup, Inc., 5.850%, 12/11/2034	965,862
22,790,000	Citigroup, Inc., 5.875%, 2/22/2033	21,425,335
10,819,000	Citigroup, Inc., 6.000%, 10/31/2033	10,330,944
6,060,000	Citigroup, Inc., 6.125%, 8/25/2036	5,778,786
45,862,000	Citigroup, Inc., 6.375%, 8/12/2014	50,697,598
3,350,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	4,462,016
64,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	69,030,400
9,905,000	First Niagara Finance Group, Inc., 6.750%, 3/19/2020	10,804,651
400,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	391,189
30,375,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	30,637,106
1,285,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	1,304,705
3,120,000	HBOS PLC, 6.000%, 11/01/2033, 144A	2,347,784
119,806,078	HSBC Bank USA, Zero Coupon, 11/28/2011, 144A	117,038,558
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	9,044,550

Principal Amount (‡)	Description	Value (†)

	Banking — continued
229,157,783,660	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	$24,727,724
260,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	29,644,330
27,555,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	27,089,486
3,010,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	3,099,337
1,400,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	1,327,784
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	31,859,247
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,501,237
5,410,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	6,008,844
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	735,512
1,235,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	1,346,246
8,835,000	Morgan Stanley, 4.750%, 4/01/2014	9,206,211
13,400,000	Morgan Stanley, 5.500%, 7/24/2020	13,390,580
3,300,000	Morgan Stanley, 5.750%, 1/25/2021	3,330,677
79,700,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	83,046,145
6,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	6,740,811
7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	8,683,016
5,210,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	5,596,259
5,050,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	8,334,658

		841,301,294

	Brokerage — 0.0%
880,000	Jefferies Group, Inc., 6.250%, 1/15/2036	813,402
3,285,000	Jefferies Group, Inc., 8.500%, 7/15/2019	3,875,311

		4,688,713

	Building Materials — 1.0%
3,255,000	Masco Corp., 4.800%, 6/15/2015	3,234,510
2,220,000	Masco Corp., 5.850%, 3/15/2017	2,176,683
13,440,000	Masco Corp., 6.125%, 10/03/2016	13,784,978
2,045,000	Masco Corp., 6.500%, 8/15/2032	1,845,175
18,935,000	Owens Corning, Inc., 6.500%, 12/01/2016	20,616,447
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	36,103,519
46,412,000	USG Corp., 6.300%, 11/15/2016	43,627,280
14,155,000	USG Corp., 9.750%, 1/15/2018	14,827,363

		136,215,955

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Chemicals — 0.8%
$36,355,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	$43,404,634
14,550,000	Hercules, Inc., 6.500%, 6/30/2029	12,240,187
5,200,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	5,499,000
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	5,361,503
23,584,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023	19,338,880
7,420,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016	6,900,600
8,757,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021	8,144,010
700,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	796,043

		101,684,857

	Collateralized Mortgage Obligations — 0.1%
5,340,261	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 5.763%, 4/25/2037(b)	4,228,584
4,998,745	Banc of America Funding Corp., Series 2007-8, Class 4A1, 6.000%, 8/25/2037	4,470,613
6,934,447	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 2.734%, 7/25/2047(b)	4,358,307
6,027,486	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.753%, 4/25/2035(b)	5,810,093

		18,867,597

	Commercial Mortgage-Backed Securities — 0.0%
3,438,699	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.745%, 4/25/2035(b)	3,101,115

	Construction Machinery — 0.7%
48,305,000	Case New Holland, Inc., 7.750%, 9/01/2013	52,592,069
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,443,380
1,335,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	1,398,412
10,790,000	Terex Corp., 8.000%, 11/15/2017	11,369,962
26,935,000	United Rentals North America, Inc., 10.875%, 6/15/2016	31,109,925

		97,913,748

	Consumer Cyclical Services — 0.6%
670,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	629,800
5,500,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	4,441,250
70,369,000	Western Union Co. (The), 6.200%, 11/17/2036	68,861,626
1,048,000	Western Union Co. (The), 6.200%, 6/21/2040	1,028,471

		74,961,147

Principal Amount (‡)	Description	Value (†)

	Distributors — 0.0%
$1,500,000	EQT Corp., 8.125%, 6/01/2019	$1,788,021

	Diversified Manufacturing — 0.4%
6,100,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	6,618,500
1,441,000	Textron Financial Corp., 5.400%, 4/28/2013	1,515,271
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	564,623
13,850,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	19,519,923
5,020,000	Textron, Inc., 5.600%, 12/01/2017	5,245,378
16,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	25,441,825

		58,905,520

	Electric — 3.3%
8,212,273	AES Ironwood LLC, 8.857%, 11/30/2025	8,150,681
992,181	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,007,063
52,100,000	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	54,872,241
70,050,991	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	73,508,042
3,145,728	CE Generation LLC, 7.416%, 12/15/2018	3,228,247
31,115,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	29,105,095
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	8,287,125
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	7,078,575
8,955,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	6,951,319
95,200,000	Edison Mission Energy, 7.625%, 5/15/2027	70,924,000
13,200,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	11,521,831
250,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 8.350%, 8/01/2013	280,159
4,875,000	Endesa SA/Cayman Islands, 7.875%, 2/01/2027	5,444,137
5,940,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	6,294,470
555,000	Enersis SA, Cayman Islands, 7.400%, 12/01/2016	640,489
5,310,000	ITC Holdings Corp., 6.375%, 9/30/2036, 144A	5,555,423
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	16,184,850
1,255,375	Quezon Power Philippines LC, 8.860%, 6/15/2017	1,368,359
25,230,000	RRI Energy, Inc., 7.875%, 6/15/2017	25,040,775
655,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	383,175
50,270,000	TXU Corp., Series P, 5.550%, 11/15/2014	32,926,850
101,735,000	TXU Corp., Series Q, 6.500%, 11/15/2024	47,561,112

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$6,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	$3,070,500
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	7,577,619
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	10,355,445
4,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	3,792,600

		441,110,182

	Financial Other — 0.2%
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	25,122,300

	Food & Beverage — 0.2%
2,085,000	ARAMARK Corp., 5.000%, 6/01/2012	2,126,700
23,710,000	Corn Products International, Inc., 6.625%, 4/15/2037	24,782,617
965,000	Smithfield Foods, Inc., 7.750%, 7/01/2017	1,037,375
4,370,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	4,670,739

		32,617,431

	Government Owned – No Guarantee — 0.8%
26,435,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	29,111,544
19,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	17,940,000
70,300,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	7,800,615
499,300,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	57,943,457

		112,795,616

	Health Insurance — 0.1%
7,885,000	CIGNA Corp., 6.150%, 11/15/2036	8,041,990

	Healthcare — 2.5%
4,075,000	Boston Scientific Corp., 5.125%, 1/12/2017	4,168,102
2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	2,950,960
10,230,000	Boston Scientific Corp., 6.000%, 1/15/2020	10,719,168
4,155,000	Boston Scientific Corp., 6.400%, 6/15/2016	4,530,379
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	16,860,425
17,785,000	HCA, Inc., 5.750%, 3/15/2014	18,118,469
3,800,000	HCA, Inc., 6.250%, 2/15/2013	3,942,500
17,035,000	HCA, Inc., 6.375%, 1/15/2015	17,375,700
49,350,000	HCA, Inc., 6.500%, 2/15/2016	50,213,625
2,074,000	HCA, Inc., 6.750%, 7/15/2013	2,180,293
14,620,000	HCA, Inc., 7.050%, 12/01/2027	13,011,800
11,104,000	HCA, Inc., 7.190%, 11/15/2015	11,159,520
20,447,000	HCA, Inc., 7.500%, 12/15/2023	19,322,415

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$24,215,000	HCA, Inc., 7.500%, 11/06/2033	$22,217,262
46,148,000	HCA, Inc., 7.690%, 6/15/2025	43,955,970
32,745,000	HCA, Inc., 8.360%, 4/15/2024	32,745,000
15,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	14,905,638
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	8,875,020
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	3,344,740
32,559,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	26,983,271
4,765,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	5,247,456

		332,827,713

	Home Construction — 0.9%
11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	11,602,950
4,830,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	4,008,900
16,075,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	11,975,875
6,040,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	5,481,300
2,490,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	2,259,675
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	4,780,400
1,685,000	KB Home, 5.750%, 2/01/2014	1,701,850
8,340,000	KB Home, 5.875%, 1/15/2015	8,235,750
5,805,000	KB Home, 6.250%, 6/15/2015	5,746,950
11,315,000	KB Home, 7.250%, 6/15/2018	11,088,700
3,745,000	Pulte Group, Inc., 5.200%, 2/15/2015	3,716,912
47,260,000	Pulte Group, Inc., 6.000%, 2/15/2035	36,980,950
13,190,000	Pulte Group, Inc., 6.375%, 5/15/2033	10,716,875
2,060,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	2,102,671

		120,399,758

	Independent Energy — 1.1%
5,990,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	6,593,163
48,410,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	48,347,503
4,185,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	6,160,805
14,650,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	15,840,312
22,690,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	24,505,200
15,054,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	15,957,240
3,000,000	Connacher Oil and Gas Ltd., 11.750%, 7/15/2014, 144A	3,225,000

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$6,495,000	Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A	$6,722,325
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	5,003,292
13,570,000	QEP Resources, Inc., 6.875%, 3/01/2021	14,248,500
2,499,000	Swift Energy Co., 7.125%, 6/01/2017	2,555,228

		149,158,568

	Industrial Other — 0.2%
20,000,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	17,600,000
10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	10,696,550

		28,296,550

	Life Insurance — 0.6%
2,185,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	2,266,798
19,625,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	20,442,107
4,815,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	4,942,785
2,855,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	2,974,265
15,930,000	MetLife, Inc., 6.400%, 12/15/2066	15,342,183
9,620,000	MetLife, Inc., 10.750%, 8/01/2069	13,275,600
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	8,575,795
3,910,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,788,993
6,700,000	Unum Group, 7.125%, 9/30/2016	7,553,138

		79,161,664

	Local Authorities — 1.9%
3,905,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	3,154,416
79,755,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	83,399,527
10,530,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	11,009,573
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	68,236,696
72,695,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	60,105,706
26,730,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	27,848,617

		253,754,535

	Lodging — 0.0%
5,850,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	6,061,489

	Media Cable — 1.4%
145,710,000	Comcast Corp., 6.950%, 8/15/2037	158,632,145

Principal Amount (‡)	Description	Value (†)

	Media Cable — continued
$400,000	CSC Holdings LLC, 7.875%, 2/15/2018	$444,000
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	26,687,414

		185,763,559

	Media Non-Cable — 0.3%
5,200,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	5,161,000
3,785,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	3,747,150
37,790,000	News America, Inc., 6.150%, 3/01/2037	37,445,128

		46,353,278

	Metals & Mining — 0.5%
10,000,000	Alcoa, Inc., 5.720%, 2/23/2019	10,399,180
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	4,041,197
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,325,480
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	4,529,483
12,745,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	11,725,400
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	7,218,750
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	6,236,680
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	17,071,856

		62,548,026

	Non-Captive Consumer — 5.1%
69,019,000	Residential Capital LLC, 9.625%, 5/15/2015	69,622,916
995,000	SLM Corp., 6.000%, 5/10/2012, (AUD)	1,001,606
109,950(††)	SLM Corp., 6.000%, 12/15/2043	2,310,874
20,970,000	SLM Corp., MTN, 5.050%, 11/14/2014	21,167,705
3,695,000	SLM Corp., MTN, 5.125%, 8/27/2012	3,813,373
2,160,000	SLM Corp., MTN, 8.000%, 3/25/2020	2,354,400
54,478,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	56,389,633
41,770,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	42,055,289
14,465,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	13,593,108
19,605,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	20,392,180
24,705,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	25,618,789
35,405,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	30,269,434
95,060,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	106,467,200
25,600,000	Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	33,831,131
7,920,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	7,128,000

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$6,900,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	$6,787,875
10,700,000	Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/2012	10,512,750
17,610,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	17,213,775
600,000	Springleaf Finance Corp., Series J, MTN, 5.200%, 12/15/2011	598,500
300,000	Springleaf Finance Corp., Series J, MTN, 5.625%, 8/17/2011	300,375
2,900,000	Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	2,871,000
800,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	712,000
240,295,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	219,569,556

		694,581,469

	Non-Captive Diversified — 8.4%
22,211,000	Ally Financial, Inc., 6.750%, 12/01/2014	23,404,841
2,947,000	Ally Financial, Inc., 6.875%, 8/28/2012	3,094,350
17,038,000	Ally Financial, Inc., 7.500%, 12/31/2013	18,337,147
35,400,000	Ally Financial, Inc., 7.500%, 9/15/2020, 144A	37,745,250
32,711,000	Ally Financial, Inc., 8.000%, 12/31/2018	35,123,436
25,955,000	Ally Financial, Inc., 8.000%, 11/01/2031	28,290,950
49,800,000	Ally Financial, Inc., 8.300%, 2/12/2015	54,593,250
19,005,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	19,052,512
9,495,481	CIT Group, Inc., 7.000%, 5/01/2013	9,673,521
27,144,615	CIT Group, Inc., 7.000%, 5/01/2014	27,653,577
27,144,615	CIT Group, Inc., 7.000%, 5/01/2015	27,382,130
61,650,794	CIT Group, Inc., 7.000%, 5/01/2016	61,727,857
70,757,457	CIT Group, Inc., 7.000%, 5/01/2017	70,845,904
3,100,000	General Electric Capital Corp., EMTN, 6.125%, 5/17/2012, (GBP)	5,189,498
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	62,674,665
65,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	52,631,852
115,000,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	92,707,608
58,490,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	48,194,931
15,305,000	General Electric Capital Corp., Series A, MTN, 0.603%, 5/13/2024(b)	13,399,114
245,797,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	195,206,684

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
5,760,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	$5,906,236
360,000	International Lease Finance Corp., 5.875%, 5/01/2013	369,000
10,985,000	International Lease Finance Corp., 6.375%, 3/25/2013	11,369,475
20,610,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	22,145,445
16,430,000	International Lease Finance Corp., 8.250%, 12/15/2020	18,011,388
24,750,000	International Lease Finance Corp., 8.875%, 9/15/2015, 144A	27,225,000
415,000	International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	420,188
2,620,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	2,662,575
2,547,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	2,559,735
34,782,000	iStar Financial, Inc., 5.150%, 3/01/2012	34,521,135
3,010,000	iStar Financial, Inc., 5.500%, 6/15/2012	2,979,900
16,160,000	iStar Financial, Inc., 5.650%, 9/15/2011	16,200,400
11,800,000	iStar Financial, Inc., 5.850%, 3/15/2017	10,295,500
20,478,000	iStar Financial, Inc., 5.875%, 3/15/2016	18,225,420
4,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	3,934,500
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	35,656,950
2,920,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	2,730,200
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	42,267,975

		1,144,410,099

	Oil Field Services — 1.3%
7,015,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	7,523,588
7,160,000	Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014	7,312,150
10,860,000	Nabors Industries, Inc., 6.150%, 2/15/2018	11,890,049
77,565,000	Nabors Industries, Inc., 9.250%, 1/15/2019	97,774,638
3,095,000	Parker Drilling Co., 9.125%, 4/01/2018	3,327,125
16,035,000	Rowan Cos., Inc., 7.875%, 8/01/2019	19,020,332
15,520,000	Weatherford International Ltd., 6.500%, 8/01/2036	15,518,153
2,975,000	Weatherford International Ltd., 6.800%, 6/15/2037	3,093,887
9,580,000	Weatherford International Ltd., 7.000%, 3/15/2038	10,146,916

		175,606,838

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Packaging — 0.3%
2,450,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	$3,550,262
1,750,000	Owens-Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	2,517,300
33,261,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	36,296,066

		42,363,628

	Paper — 1.1%
12,430,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	12,989,350
11,605,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	12,243,275
120,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	135,900
42,425,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	46,614,469
16,475,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	18,822,687
11,003,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	13,286,122
14,520,000	Westvaco Corp., 7.950%, 2/15/2031	15,190,926
25,210,000	Westvaco Corp., 8.200%, 1/15/2030	26,904,767
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	2,826,263
5,490,000	Weyerhaeuser Co., 7.375%, 3/15/2032	5,789,134

		154,802,893

	Pharmaceuticals — 0.1%
11,957,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	12,360,549

	Pipelines — 2.5%
19,745,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	20,072,175
15,685,000	El Paso Corp., 6.950%, 6/01/2028	15,890,568
1,500,000	El Paso Corp., 7.420%, 2/15/2037	1,535,073
1,000,000	El Paso Corp., GMTN, 7.750%, 1/15/2032	1,120,582
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	832,021
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	5,866,850
9,115,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	9,524,108
13,175,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	14,854,193
5,100,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	6,151,508
44,419,359	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	48,045,755
81,710,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	91,297,279
43,450,000	NiSource Finance Corp., 6.400%, 3/15/2018	48,610,383
20,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	23,002,235
44,730,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	47,298,173

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$4,168,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	$4,115,900

		338,216,803

	Property & Casualty Insurance — 0.3%
3,405,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,619,416
11,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	10,425,496
6,080,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	3,344,000
11,200,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	11,461,374
4,445,000	XL Group PLC, 6.250%, 5/15/2027	4,413,458
1,425,000	XL Group PLC, 6.375%, 11/15/2024	1,482,197

		34,745,941

	Property Trust — 0.4%
46,015,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	52,798,439

	Railroads — 0.0%
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	786,923

	Refining — 0.0%
1,335,000	Valero Energy Corp., 6.625%, 6/15/2037	1,345,619

	REITs – Apartments — 0.3%
2,025,000	Camden Property Trust, 5.000%, 6/15/2015	2,165,588
27,950,000	Camden Property Trust, 5.700%, 5/15/2017	30,595,551
3,300,000	ERP Operating LP, 5.125%, 3/15/2016	3,543,731

		36,304,870

	REITs – Diversified — 0.0%
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	4,347,230

	REITs – Office Property — 0.4%
47,305,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	50,345,150

	REITs – Regional Malls — 0.0%
4,900,000	Simon Property Group LP, 5.750%, 12/01/2015	5,449,692
450,000	Simon Property Group LP, 6.125%, 5/30/2018	504,321

		5,954,013

	REITs – Warehouse/Industrials — 0.1%
4,180,000	ProLogis, 5.625%, 11/15/2015	4,436,079
3,915,000	ProLogis, 5.625%, 11/15/2016	4,100,966
4,635,000	ProLogis, 5.750%, 4/01/2016	4,978,453
1,662,000	ProLogis, 6.625%, 5/15/2018	1,800,229
1,100,000	ProLogis, 6.875%, 3/15/2020	1,203,652

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	REITs – Warehouse/Industrials — continued
$2,080,000	ProLogis, 7.375%, 10/30/2019	$2,355,698

		18,875,077

	Retailers — 1.1%
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018	8,626,630
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	2,959,250
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	4,218,402
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,440,000
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	414,375
10,270,000	Foot Locker, Inc., 8.500%, 1/15/2022	10,372,700
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,712,638
37,064,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	33,403,930
635,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	657,225
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,566,575
15,907,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	15,907,000
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	11,876,062
2,365,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,394,563
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	6,077,907
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018	32,756,687
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013	8,981,625

		147,365,569

	Sovereigns — 3.9%
104,626,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	13,640,407
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	1,227,580
272,460,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	28,338,531
2,350,305(†††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	19,979,109
18,686,981(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	159,479,038
2,037,000(†††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	18,106,933
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	34,555,171
140,235,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	97,489,802
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	76,620,463
18,400,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	19,274,000
3,401,600,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	17,843,066
3,178,700,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	17,836,954

Principal Amount (‡)	Description	Value (†)

	Sovereigns — continued
3,722,839,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	$19,520,600

		523,911,654

	Supermarkets — 0.7%
2,000,000	American Stores Co., 7.900%, 5/01/2017	1,925,000
72,681,000	New Albertson’s, Inc., 7.450%, 8/01/2029	57,417,990
19,060,000	New Albertson’s, Inc., 7.750%, 6/15/2026	15,867,450
4,895,000	New Albertson’s, Inc., 8.000%, 5/01/2031	4,013,900
1,510,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,294,825
13,242,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	9,600,450

		90,119,615

	Supranational — 1.5%
20,250,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	12,397,939
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	10,304,922
460,500,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	46,163,704
24,398,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	19,172,115
60,665,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	63,781,671
244,840,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	23,953,970
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	19,513,813
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	6,611,679

		201,899,813

	Technology — 2.2%
1,370,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	1,407,675
41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	46,526,181
832,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,220,379
52,300,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	44,978,000
5,065,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	4,355,900
2,435,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,654,600
10,600,000	Avnet, Inc., 5.875%, 3/15/2014	11,395,413
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	38,272,321
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	12,417,046
6,150,000	Corning, Inc., 6.850%, 3/01/2029	6,921,905
4,725,000	Corning, Inc., 7.250%, 8/15/2036	5,394,405
3,640,000	Eastman Kodak Co., 7.250%, 11/15/2013	3,621,800

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$11,626,000	Equifax, Inc., 7.000%, 7/01/2037	$12,393,723
285,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	295,331
6,290,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	6,683,125
475,000	Motorola Solutions, Inc., 6.000%, 11/15/2017	519,843
10,830,000	Motorola Solutions, Inc., 6.500%, 9/01/2025	11,395,824
22,539,000	Motorola Solutions, Inc., 6.500%, 11/15/2028	23,162,812
23,255,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	24,952,662
9,350,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	6,872,250
11,770,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	3,060,200
255,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	299,457
21,822,000	Xerox Capital Trust I, 8.000%, 2/01/2027	22,203,885
1,730,000	Xerox Corp., MTN, 7.200%, 4/01/2016	1,987,310

		292,992,047

	Tobacco — 0.6%
52,930,000	Reynolds American, Inc., 6.750%, 6/15/2017	60,528,208
13,400,000	Reynolds American, Inc., 7.250%, 6/15/2037	14,182,064

		74,710,272

	Transportation Services — 0.4%
10,503,000	APL Ltd., 8.000%, 1/15/2024(c)	7,194,555
12,832,050	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	12,703,730
6,862,758	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)	5,764,717
7,354,307	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020	7,207,221
144,698	Atlas Air Pass Through Trust, Series 1999-1, Class A-2, 6.880%, 7/02/2011	141,804
9,382,134	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	8,350,099
4,744,556	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(e)	3,795,645
4,424,401	Atlas Air Pass Through Trust, Series 2000-1, Class B, 10.128%, 7/02/2017(e)	4,468,645
3,970,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	4,325,426

		53,951,842

	Treasuries — 14.3%
26,685,000	Canadian Government, 1.000%, 9/01/2011, (CAD)	27,521,745

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
43,965,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	$45,372,606
320,680,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	332,624,048
130,216,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	138,868,413
171,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	183,980,461
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	28,206,288
4,104,177	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	2,913,334
1,350,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	1,178,734
26,550,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	22,316,363
112,100,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	112,176,733
37,675,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	36,173,749
6,250,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	6,106,447
78,825,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	74,396,004
22,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	18,096,168
151,035,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	122,081,485
457,420,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	86,048,558
221,050,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	42,530,416
366,200,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	66,492,424
1,180,775,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	229,341,190
24,800,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	24,665,846
6,225,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	6,845,659
337,510,000	U.S. Treasury Bond, 4.250%, 11/15/2040	322,796,589

		1,930,733,260

	Utility Other — 0.0%
3,300,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	3,650,823

	Wireless — 1.2%
42,310,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	42,415,775
30,755,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	30,870,331
3,628,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	3,655,210
24,636,000	Sprint Capital Corp., 6.875%, 11/15/2028	22,726,710
29,252,000	Sprint Capital Corp., 6.900%, 5/01/2019	30,202,690
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	6,659,075
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	11,351,409
13,320,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	14,418,900

		162,300,100

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — 3.5%
$6,265,000	AT&T Corp., 6.500%, 3/15/2029	$6,628,771
5,650,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	5,424,000
4,370,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	4,774,907
8,445,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	9,846,896
25,560,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	26,169,802
2,715,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	2,766,664
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	280,000
155,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	156,938
5,330,000	Embarq Corp., 7.995%, 6/01/2036	6,009,047
38,336,000	Frontier Communications Corp., 7.875%, 1/15/2027	36,610,880
10,555,000	GTE Corp., 6.940%, 4/15/2028	11,702,276
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	1,923,317
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,592,616
50,080,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	49,704,400
13,010,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	13,302,725
2,555,000	Level 3 Financing, Inc., 9.375%, 4/01/2019, 144A	2,471,962
7,000,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	7,590,690
13,700,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	16,672,592
16,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	16,661,700
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	42,141,550
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	12,961,520
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	34,500,675
31,060,000	Qwest Corp., 6.875%, 9/15/2033	31,098,825
3,075,000	Qwest Corp., 7.200%, 11/10/2026	3,090,375
3,999,000	Qwest Corp., 7.250%, 9/15/2025	4,258,935
2,288,000	Qwest Corp., 7.500%, 6/15/2023	2,293,720
5,470,000	SK Broadband Co. Ltd., 7.000%, 2/01/2012, 144A	5,688,800
23,000,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	20,811,688
19,635,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	18,529,883
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	33,855,837
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	19,266,684

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$11,680,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	$10,542,800
3,346,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,870,823
6,835,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	7,668,501
5,215,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	4,856,104

		476,726,903

	Total Non-Convertible Bonds (Identified Cost $9,671,016,051)	10,533,203,237

Convertible Bonds — 9.4%
	Airlines — 0.1%
10,950,000	AMR Corp., 6.250%, 10/15/2014	11,524,875
1,255,000	UAL Corp., 4.500%, 6/30/2021	1,272,319

		12,797,194

	Automotive — 1.7%
2,020,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	1,992,225
121,370,000	Ford Motor Co., 4.250%, 11/15/2016	219,983,125
8,460,000	Navistar International Corp., 3.000%, 10/15/2014	12,774,600

		234,749,950

	Diversified Manufacturing — 0.4%
30,570,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	30,990,337
16,727,000	Trinity Industries, Inc., 3.875%, 6/01/2036	18,232,430

		49,222,767

	Electric — 0.0%
1,800,000	CMS Energy Corp., 5.500%, 6/15/2029	2,616,750

	Healthcare — 0.5%
19,215,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	18,542,475
12,005,000	Life Technologies Corp., 1.500%, 2/15/2024	13,925,800
190,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	196,413
2,380,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,534,700
5,445,000	Omnicare, Inc., 3.250%, 12/15/2035	5,050,237
20,495,000	Omnicare, Inc., 3.750%, 12/15/2025	26,412,931

		66,662,556

	Independent Energy — 0.1%
7,395,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	6,794,156
7,230,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	7,853,588

		14,647,744

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Life Insurance — 0.5%
$72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	$73,188,431

	Lodging — 0.2%
26,513,000	Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	26,546,141

	Media Non-Cable — 0.0%
7,672,291	Liberty Media LLC, 3.500%, 1/15/2031	4,296,483

	Metals & Mining — 0.2%
1,000,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,280,000
11,270,000	United States Steel Corp., 4.000%, 5/15/2014	20,553,663

		21,833,663

	Non-Captive Diversified — 0.3%
44,035,000	iStar Financial, Inc., 0.803%, 10/01/2012(b)	40,181,938

	Pharmaceuticals — 1.5%
635,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	1,125,538
41,680,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	67,521,600
2,240,000	Kendle International, Inc., 3.375%, 7/15/2012	2,122,400
24,461,000	Nektar Therapeutics, 3.250%, 9/28/2012	24,644,457
28,222,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	111,476,900

		206,890,895

	REITs – Warehouse/Industrials — 0.2%
19,445,000	ProLogis, 3.250%, 3/15/2015	22,823,569

	Technology — 2.8%
220,000	Ciena Corp., 0.250%, 5/01/2013	224,400
33,805,000	Ciena Corp., 0.875%, 6/15/2017	33,002,131
5,535,000	Ciena Corp., 3.750%, 10/15/2018, 144A	8,288,663
6,075,000	Ciena Corp., 4.000%, 3/15/2015, 144A	8,899,875
11,463,000	Intel Corp., 2.950%, 12/15/2035	11,792,561
220,000,000	Intel Corp., 3.250%, 8/01/2039	258,775,000
9,197,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	9,185,504
15,555,000	Micron Technology, Inc., 1.875%, 6/01/2014	16,916,062
745,000	Nortel Networks Corp., 1.750%, 4/15/2012(d)	641,631
30,767,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	26,498,079

		374,223,906

	Textile — 0.0%
85,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	82,450

	Wirelines — 0.9%
14,735,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	14,532,394

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$6,000,000	Level 3 Communications, Inc., 6.500%, 10/01/2016	$8,782,500
54,075,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	62,929,781
32,895,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	38,281,556

		124,526,231

	Total Convertible Bonds (Identified Cost $949,413,275)	1,275,290,668

Municipals — 1.3%
	California — 0.3%
4,170,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	2,883,347
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,139,100
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	4,660,709
14,415,000	State of California, 4.500%, 10/01/2029	12,529,950
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	3,607,129
4,075,000	State of California, 4.500%, 8/01/2030	3,508,127
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	1,996,573
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	10,656,194

		40,981,129

	District of Columbia — 0.0%
3,850,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	3,745,011

	Illinois — 0.3%
1,725,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	1,342,705
47,285,000	State of Illinois, 5.100%, 6/01/2033	38,341,988

		39,684,693

	Michigan — 0.1%
12,700,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	9,008,237

	Virginia — 0.6%
128,820,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	81,021,339

	Total Municipals (Identified Cost $226,163,474)	174,440,409

	Total Bonds and Notes
	(Identified Cost $10,846,592,800)	11,982,934,314

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Bank Loans — 0.3%
	Electric — 0.0%
$4,967,910	Texas Competitive Electric Holdings Company, LLC, Term Loan B2, 3.783%, 10/10/2014(g)	$4,181,639

	Media Non-Cable — 0.1%
3,007,479	Dex Media West, LLC, New Term Loan, 7.000%, 10/24/2014(g)	2,662,251
25,732,821	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	17,001,160

		19,663,411

	Wireless — 0.1%
8,511,351	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(g)(h)	8,668,811

	Wirelines — 0.1%
7,755,097	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/24/2016(g)	7,474,750
2,335,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.553%, 3/13/2014(g)	2,263,619

		9,738,369

	Total Bank Loans (Identified Cost $59,426,104)	42,252,230

Shares
Common Stocks — 5.3%
	Biotechnology — 0.3%
867,059	Vertex Pharmaceuticals, Inc.(e)	41,558,138

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(e)	13,907,205
5,474	Smurfit-Stone Container Corp.(e)	211,570

		14,118,775

	Diversified Telecommunication Services — 0.1%
183,181	FairPoint Communications, Inc.(e)	3,090,264
283,397	Hawaiian Telcom Holdco, Inc.(e)	7,439,171

		10,529,435

	Electric Utilities — 0.0%
282,500	Duke Energy Corp.	5,127,375

	Electronic Equipment, Instruments & Components — 0.0%
41,343	Corning, Inc.	852,906

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	54,842,906

	Household Durables — 0.1%
477,725	KB Home	5,942,899
549,450	Lennar Corp., Class A	9,956,034

		15,898,933

	Media — 0.0%
4,701	Dex One Corp.(e)	22,753
56,625	SuperMedia, Inc.(e)	353,340

		376,093

	Oil, Gas & Consumable Fuels — 0.3%
846,398	Chesapeake Energy Corp.	28,371,261
216,429	Repsol YPF SA, Sponsored ADR	7,455,979
141,249	Spectra Energy Corp.	3,839,148

		39,666,388

	Pharmaceuticals — 1.7%
7,978,200	Bristol-Myers Squibb Co.	210,863,826

Shares	Description	Value (†)

	Pharmaceuticals — continued
2,288	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	$114,789
459,757	Valeant Pharmaceuticals International, Inc.	22,900,496

		233,879,111

	REITs – Apartments — 0.4%
290,904	Apartment Investment & Management Co., Class A	7,409,325
889,730	Associated Estates Realty Corp.	14,128,912
460,000	Equity Residential	25,948,600

		47,486,837

	REITs – Regional Malls — 0.1%
123,159	Simon Property Group, Inc.	13,197,719

	REITs – Shopping Centers — 0.0%
201,557	Developers Diversified Realty Corp.	2,821,798

	Semiconductors & Semiconductor Equipment — 1.8%
11,932,326	Intel Corp.	240,675,015

	Total Common Stocks (Identified Cost $643,543,343)	721,031,429

Preferred Stocks — 2.9%
Convertible Preferred Stocks — 2.1%
	Automotive — 0.9%
1,971,675	General Motors Co., Series B, 4.750%	95,034,735
642,890	Goodyear Tire & Rubber Co. (The), 5.875%	32,838,821

		127,873,556

	Capital Markets — 0.1%
186,526	Newell Financial Trust I, 5.250%	8,929,932

	Commercial Banks — 0.1%
8,533	Wells Fargo & Co., Series L, Class A, 7.500%	8,833,362

	Diversified Financial Services — 0.2%
19,062	Bank of America Corp., Series L, 7.250%	19,271,491
203,258	Sovereign Capital Trust IV, 4.375%	9,044,981

		28,316,472

	Electric Utilities — 0.1%
380,577	AES Trust III, 6.750%	18,572,158
107,725	CMS Energy Trust I, 7.750%(c)(i)	4,847,625

		23,419,783

	Household Durables — 0.1%
355,000	Hovnanian Enterprises, Inc., 7.250%	7,526,000

	Machinery — 0.1%
229,491	United Rentals Trust I, 6.500%	10,786,077

	Oil, Gas & Consumable Fuels — 0.2%
52,020	Chesapeake Energy Corp., 4.500%	5,045,940
218,997	El Paso Energy Capital Trust I, 4.750%	9,690,617
99,800	SandRidge Energy, Inc., 8.500%	18,045,836

		32,782,393

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)

	REITs – Healthcare — 0.0%
116,700	Health Care REIT, Inc., Series I, 6.500%	$6,080,070

	Semiconductors & Semiconductor Equipment — 0.3%
39,920	Lucent Technologies Capital Trust I, 7.750%	39,121,600

	Total Convertible Preferred Stocks (Identified Cost $266,120,110)	293,669,245

Non-Convertible Preferred Stocks — 0.8%
	Banking — 0.3%
36,916	Ally Financial, Inc., Series G, 7.000%, 144A	34,350,338

	Diversified Financial Services — 0.2%
35,000	Bank of America Corp., 6.375%	783,650
847,800	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	23,229,720

		24,013,370

	Electric Utilities — 0.0%
393	Entergy New Orleans, Inc., 4.750%	31,882

	Household Durables — 0.0%
116,411	Hovnanian Enterprises, Inc., 7.625%(e)	785,774

	REITs – Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,700,738

	REITs – Warehouse/Industrials — 0.0%
116,192	ProLogis, Series C, 8.540%	6,274,368

	Software — 0.2%
26,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	28,088,125

	Thrifts & Mortgage Finance — 0.1%
389,800	Countrywide Capital IV, 6.750%	9,655,346

	Total Non-Convertible Preferred Stocks (Identified Cost $70,811,537)	104,899,941

	Total Preferred Stocks (Identified Cost $336,931,647)	398,569,186

Closed End Investment Companies — 0.2%
147,147	Dreyfus High Yield Strategies Fund	687,176
60,769	DWS High Income Trust	616,198
860,000	Highland Credit Strategies Fund	6,458,600
104,115	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,058,850
2,042,648	Western Asset High Income Opportunity Fund, Inc.	12,991,241
1,076,501	Western Asset Managed High Income Fund, Inc.	6,868,076

	Total Closed End Investment Companies (Identified Cost $34,288,753)	28,680,141

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 1.4%
$187,522,869	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $187,522,869 on 4/01/2011 collateralized by $193,180,000 Federal Home Loan Mortgage Corp., 3.500% due 8/18/2020 valued at $187,143,125; $4,060,000 Federal Home Loan Mortgage Corp., 3.310% due 11/10/2020 valued at $3,862,075; $265,000 Federal National Mortgage Association, 2.000% due 1/09/2012 valued at $269,638 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $187,522,869)	$187,522,869

	Total Investments — 98.6% (Identified Cost $12,108,305,516)(a)	13,360,990,169
	Other assets less liabilities — 1.4%	185,283,593

	Net Assets — 100.0%	$13,546,273,762

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2011, the net unrealized appreciation on investments based on a cost of $12,143,596,981 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,586,620,448
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(369,227,260)

	Net unrealized appreciation	$1,217,393,188

(b)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(c)	Illiquid security. At March 31, 2011, the value of these securities amounted to $366,879,067 or 2.7% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2011.
(h)	All or a portion of interest payment is paid-in-kind.
(i)	Fair valued security by the Fund’s investment adviser. At March 31, 2011 the value of this security amounted to $4,847,625 or less than 0.1% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $1,439,109,499 or 10.6% of net assets.

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at March 31, 2011 (Unaudited)

Treasuries	14.3%
Non-Captive Diversified	8.7
Banking	6.5
Non-Captive Consumer	5.1
Technology	5.0
Automotive	4.5
Wirelines	4.5
Sovereigns	3.9
Pharmaceuticals	3.3
Electric	3.3
Healthcare	3.0
Pipelines	2.5
Airlines	2.3
Semiconductors & Semiconductor Equipment	2.1
Other Investments, less than 2% each	28.2
Short-Term Investments	1.4

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

Currency Exposure at March 31, 2011 (Unaudited)

United States Dollar	71.3%
Canadian Dollar	6.8
New Zealand Dollar	4.0
Norwegian Krone	3.1
Euro	3.0
Australian Dollar	2.5
Other, less than 2% each	7.9

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Statements of Assets and Liabilities

March 31, 2011 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
ASSETS
Investments at cost	$371,578,628	$149,070,624	$20,838,853	$394,248,812	$12,108,305,516
Net unrealized appreciation	15,000,357	16,615,512	1,209,739	9,334,784	1,252,684,653

Investments at value	386,578,985	165,686,136	22,048,592	403,583,596	13,360,990,169
Cash	—	—	—	—	5,104,220
Due from custodian (Note 2)	—	—	—	—	3,175,275
Foreign currency at value (identified cost $0, $6,566, $289,957, $0 and $14,847,640)	—	5,184	297,383	—	14,611,313
Receivable for Fund shares sold	2,153,115	4,140,879	8,384	3,336,219	30,909,051
Receivable from investment adviser (Note 6)	—	—	1,825	—	—
Receivable for securities sold	1,446,689	130,611	247,338	—	6,446,644
Dividends and interest receivable	4,060,574	2,147,093	333,409	2,184,781	200,270,912
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	53,335	—	—
Tax reclaims receivable	7,909	26,428	4,688	—	1,305,090

TOTAL ASSETS	394,247,272	172,136,331	22,994,954	409,104,596	13,622,812,674

LIABILITIES
Payable for securities purchased	10,005,905	1,619,097	—	—	38,309,756
Payable for delayed delivery securities purchased (Note 2)	3,600,399	—	—	—	—
Payable for Fund shares redeemed	977,283	136,439	259,120	864,441	26,030,350
Payable to custodian bank	—	—	163,544	—	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	23,536	46,043	15,791	—	—
Foreign taxes payable (Note 2)	—	—	—	—	242,694
Due to broker (Note 2)	—	—	—	—	3,175,275
Dividends payable	—	—	—	240,999	—
Management fees payable (Note 6)	131,151	101,587	—	149,317	6,381,663
Deferred Trustees’ fees (Note 6)	240,739	99,217	33,335	227,001	643,381
Administrative fees payable (Note 6)	15,163	6,773	938	17,211	539,048
Other accounts payable and accrued expenses	45,276	60,439	25,994	67,598	1,216,745

TOTAL LIABILITIES	15,039,452	2,069,595	498,722	1,566,567	76,538,912

NET ASSETS	$379,207,820	$170,066,736	$22,496,232	$407,538,029	$13,546,273,762

NET ASSETS CONSIST OF:
Paid-in capital	$359,250,665	$148,810,161	$20,541,948	$401,601,282	$12,914,822,258
Distributions in excess of net investment income	(1,490,132)	(1,015,214)	(442,061)	(1,628,933)	(32,849,653)
Accumulated net realized gain (loss) on investments, swap agreements and foreign currency transactions	6,470,466	5,694,097	1,129,365	(1,769,104)	(590,304,438)
Net unrealized appreciation on investments and foreign currency translations	14,976,821	16,577,692	1,266,980	9,334,784	1,254,605,595

NET ASSETS	$379,207,820	$170,066,736	$22,496,232	$407,538,029	$13,546,273,762

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$200,477,747	$75,740,222	$14,791,776	$242,981,202	$5,705,330,438

Shares of beneficial interest	15,953,782	14,807,449	1,346,127	20,489,469	377,418,914

Net asset value and redemption price per share	$12.57	$5.12	$10.99	$11.86	$15.12

Offering price per share (100/[100 – maximum sales charge of net asset value) (Note 1)	$13.16	$5.36	$11.51	$12.23	$15.83

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,531,789	$1,028,457	$—	$12,079,142	$128,349,613

Shares of beneficial interest	280,073	200,606	—	1,019,688	8,437,774

Net asset value and offering price per share	$12.61	$5.13	$—	$11.85	$15.21

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$117,637,305	$19,976,155	$5,810,336	$66,163,372	$5,037,580,759

Shares of beneficial interest	9,355,834	3,899,075	531,782	5,574,390	331,452,451

Net asset value and offering price per share	$12.57	$5.12	$10.93	$11.87	$15.20

Class Y shares:
Net assets	$57,560,979	$73,321,902	$1,894,120	$86,314,313	$2,659,601,209

Shares of beneficial interest	4,553,931	14,348,200	172,427	7,255,754	176,063,241

Net asset value, offering and redemption price per share	$12.64	$5.11	$10.99	$11.90	$15.11

Admin Class shares:
Net assets	$—	$—	$—	$—	$15,411,743

Shares of beneficial interest	—	—	—	—	1,021,570

Net asset value, offering and redemption price per share	$—	$—	$—	$—	$15.09

See accompanying notes to financial statements.

|  48

Statements of Operations

For the Six Months Ended March 31, 2011 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
INVESTMENT INCOME
Interest	$9,716,424	$5,644,111	$464,668	$4,163,078	$385,292,961
Dividends	19,855	181,346	—	—	28,086,015
Less net foreign taxes withheld	(5,360)	(10,159)	—	—	(251,701)

	9,730,919	5,815,298	464,668	4,163,078	413,127,275

Expenses
Management fees (Note 6)	792,886	490,547	81,464	877,271	37,538,551
Service and distribution fees (Note 6)	876,798	202,996	52,539	643,982	33,197,892
Administrative fees (Note 6)	91,030	38,198	6,345	87,898	3,142,417
Trustees’ fees and expenses (Note 6)	21,236	14,052	10,617	20,288	140,725
Transfer agent fees and expenses (Note 6)	175,883	80,274	7,700	132,118	4,816,054
Audit and tax services fees	24,095	23,810	24,094	24,158	32,474
Custodian fees and expenses	16,294	16,767	21,561	14,149	350,910
Legal fees	11,813	1,876	356	4,187	159,529
Registration fees	39,871	37,237	26,542	52,265	195,407
Shareholder reporting expenses	30,933	12,149	2,182	12,123	510,124
Miscellaneous expenses	8,862	5,583	3,639	8,126	198,544

Total expenses	2,089,701	923,489	237,039	1,876,565	80,282,627

Fee/expense recovery (Note 6)	—	15,327	—	—	—
Less waiver and/or expense reimbursement (Note 6)	—	—	(69,093)	(103,662)	—

Net expenses	2,089,701	938,816	167,946	1,772,903	80,282,627

Net investment income	7,641,218	4,876,482	296,722	2,390,175	332,844,648

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	7,688,526	5,792,531	1,098,082	2,558,256	150,989,677
Foreign currency transactions	(11,073)	(41,721)	222,938	—	3,160,026
Net change in unrealized appreciation (depreciation) on:
Investments	(11,654,794)	2,023,764	(1,082,117)	(3,044,169)	268,899,833
Foreign currency translations	(36,443)	(42,843)	(108,876)	—	516,042

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4,013,784)	7,731,731	130,027	(485,913)	423,565,578

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,627,434	$12,608,213	$426,749	$1,904,262	$756,410,226

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund		International Bond Fund
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$7,641,218	$13,660,599	$4,876,482	$10,726,616	$296,722	$647,223
Net realized gain on investments, swap agreements and foreign currency transactions	7,677,453	11,688,056	5,750,810	15,069,056	1,321,020	81,150
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(11,691,237)	13,900,860	1,980,921	(11,929)	(1,190,993)	1,114,447

Net increase in net assets resulting from operations	3,627,434	39,249,515	12,608,213	25,783,743	426,749	1,842,820

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(5,212,653)	(8,308,883)	(2,798,103)	(4,606,994)	(395,800)	(356,057)
Class B	(83,338)	(232,826)	(36,284)	(84,337)	—	—
Class C	(2,564,810)	(4,369,129)	(693,198)	(1,149,766)	(116,316)	(148,175)
Class Y	(1,519,918)	(2,762,927)	(2,542,151)	(5,066,381)	(63,287)	(329,863)
Admin Class	—	—	—	—	—	—
Net realized capital gains
Class A	—	—	—	—	(229,358)	(81,934)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	(79,673)	(46,824)
Class Y	—	—	—	—	(24,156)	(94,216)

Total distributions	(9,380,719)	(15,673,765)	(6,069,736)	(10,907,478)	(908,590)	(1,057,069)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(26,696,326)	128,799,979	5,109,916	(41,510,546)	(10,832,171)	8,541,560

Net increase (decrease) in net assets	(32,449,611)	152,375,729	11,648,393	(26,634,281)	(11,314,012)	9,327,311
NET ASSETS
Beginning of the period	411,657,431	259,281,702	158,418,343	185,052,624	33,810,244	24,482,933

End of the period	$379,207,820	$411,657,431	$170,066,736	$158,418,343	$22,496,232	$33,810,244

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$(1,490,132)	$249,369	$(1,015,214)	$178,040	$(442,061)	$(163,380)

See accompanying notes to financial statements.

|  50

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund		Strategic Income Fund
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$2,390,175	$4,207,760	$332,844,648	$708,256,908
Net realized gain (loss) on investments and foreign currency transactions	2,558,256	5,299,478	154,149,703	(74,940,768)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,044,169)	5,267,995	269,415,875	1,297,093,620

Net increase in net assets resulting from operations	1,904,262	14,775,233	756,410,226	1,930,409,760

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,169,101)	(3,182,978)	(164,140,619)	(325,626,381)
Class B	(41,801)	(65,117)	(3,292,160)	(7,060,015)
Class C	(514,659)	(971,553)	(126,576,599)	(249,098,299)
Class Y	(1,166,200)	(1,424,364)	(76,269,086)	(134,204,230)
Admin Class	—	—	(258,924)	(41,765)
Net realized capital gains
Class A	(1,500,749)	—	—	—
Class B	(29,955)	—	—	—
Class C	(583,534)	—	—	—
Class Y	(770,404)	—	—	—

Total distributions	(6,776,403)	(5,644,012)	(370,537,388)	(716,030,690)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	72,265,821	128,975,189	(406,817,470)	(292,510,626)

Net increase (decrease) in net assets	67,393,680	138,106,410	(20,944,632)	921,868,444
NET ASSETS
Beginning of the period	340,144,349	202,037,939	13,567,218,394	12,645,349,950

End of the period	$407,538,029	$340,144,349	$13,546,273,762	$13,567,218,394

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$(1,628,933)	$(127,347)	$(32,849,653)	$4,843,087

See accompanying notes to financial statements.

51  |

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|  52

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)(c)

CORE PLUS BOND FUND
Class A
3/31/2011(h)	$12.75	$0.26	$(0.12)	$0.14	$(0.32)	$—	$(0.32)	$—
9/30/2010	11.91	0.54	0.91	1.45	(0.61)	—	(0.61)	—
9/30/2009	10.54	0.59	1.44	2.03	(0.66)	—	(0.66)	—
9/30/2008	11.31	0.55	(0.71)	(0.16)	(0.61)	—	(0.61)	0.00
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	—	(0.56)	0.00
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	—	(0.61)	0.00
Class B
3/31/2011(h)	12.79	0.21	(0.12)	0.09	(0.27)	—	(0.27)	—
9/30/2010	11.95	0.44	0.92	1.36	(0.52)	—	(0.52)	—
9/30/2009	10.57	0.50	1.45	1.95	(0.57)	—	(0.57)	—
9/30/2008	11.31	0.44	(0.67)	(0.23)	(0.51)	—	(0.51)	0.00
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	—	(0.47)	0.00
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	—	(0.53)	0.00
Class C
3/31/2011(h)	12.76	0.21	(0.13)	0.08	(0.27)	—	(0.27)	—
9/30/2010	11.92	0.45	0.91	1.36	(0.52)	—	(0.52)	—
9/30/2009	10.55	0.51	1.44	1.95	(0.58)	—	(0.58)	—
9/30/2008	11.32	0.47	(0.71)	(0.24)	(0.53)	—	(0.53)	0.00
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	—	(0.47)	0.00
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	—	(0.53)	0.00
Class Y
3/31/2011(h)	12.82	0.28	(0.13)	0.15	(0.33)	—	(0.33)	—
9/30/2010	11.97	0.57	0.92	1.49	(0.64)	—	(0.64)	—
9/30/2009	10.60	0.62	1.44	2.06	(0.69)	—	(0.69)	—
9/30/2008	11.36	0.58	(0.70)	(0.12)	(0.64)	—	(0.64)	0.00
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	—	(0.60)	0.00
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	—	(0.64)	0.00

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

53  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$12.57	1.11	$200,478	0.87		0.87		4.12	62
12.75	12.55	214,723	0.90		0.90		4.41	87
11.91	20.07	140,779	0.90		0.97		5.43	102
10.54	(1.61)	115,873	0.93		1.04		4.86	82
11.31	5.70	105,780	1.04		1.09		4.41	69
11.23	4.03	91,464	1.05		1.08		4.46	91

12.61	0.72	3,532	1.62		1.62		3.36	62
12.79	11.64	4,490	1.65		1.65		3.64	87
11.95	19.19	7,028	1.65		1.72		4.66	102
10.57	(2.21)	10,481	1.70		1.80		3.92	82
11.31	4.90	87,101	1.79		1.85		3.64	69
11.24	3.26	109,782	1.80		1.83		3.72	91

12.57	0.65	117,637	1.62		1.62		3.38	62
12.76	11.71	123,123	1.65		1.65		3.66	87
11.92	19.20	77,081	1.65		1.72		4.69	102
10.55	(2.32)	26,698	1.68		1.79		4.17	82
11.32	4.91	12,690	1.78		1.82		3.66	69
11.25	3.26	6,983	1.80		1.82		3.63	91

12.64	1.23	57,561	0.62		0.62		4.37	62
12.82	12.85	69,322	0.65		0.65		4.66	87
11.97	20.37	34,394	0.65		0.68		5.67	102
10.60	(1.36)	20,407	0.68		0.75		5.14	82
11.36	6.06	15,946	0.70		0.75		4.75	69
11.29	4.28	11,986	0.80	(i)	0.80	(i)	4.58	91

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	For the six months ended March 31, 2011 (Unaudited).
(i)	Includes fee/expense recovery of 0.06%.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)

HIGH INCOME FUND
Class A
3/31/2011(g)	$4.91	$0.15	$0.25	$0.40	$(0.19)	$—	$(0.19)	$—
9/30/2010	4.49	0.32	0.42	0.74	(0.32)	—	(0.32)	—
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)	0.00	(i)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)	0.00
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	—	(0.38)	0.00
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	—	(0.34)	0.00
Class B
3/31/2011(g)	4.92	0.13	0.25	0.38	(0.17)	—	(0.17)	—
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)	—
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)	0.00	(i)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)	0.00
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	—	(0.30)	0.00
Class C
3/31/2011(g)	4.92	0.13	0.24	0.37	(0.17)	—	(0.17)	—
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)	—
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)	0.00	(i)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)	0.00
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	—	(0.30)	0.00
Class Y
3/31/2011(g)	4.90	0.16	0.24	0.40	(0.19)	—	(0.19)	—
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)	—
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)	0.00	(i)
9/30/2008(j)	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)	0.01
INTERNATIONAL BOND FUND
Class A
3/31/2011(g)	$11.17	$0.13	$0.08	$0.21	$(0.25)	$(0.14)	$(0.39)	$—
9/30/2010	10.84	0.22	0.48	0.70	(0.29)	(0.08)	(0.37)	—
9/30/2009	9.19	0.32	1.53	1.85	(0.20)	—	(0.20)	—
9/30/2008(k)	10.00	0.17	(0.79)	(0.62)	(0.19)	—	(0.19)	0.00	(l)
Class C
3/31/2011(g)	11.11	0.09	0.07	0.16	(0.20)	(0.14)	(0.34)	—
9/30/2010	10.82	0.15	0.46	0.61	(0.24)	(0.08)	(0.32)	—
9/30/2009	9.18	0.24	1.53	1.77	(0.13)	—	(0.13)	—
9/30/2008(k)	10.00	0.13	(0.81)	(0.68)	(0.15)	—	(0.15)	0.01	(l)
Class Y
3/31/2011(g)	11.16	0.14	0.09	0.23	(0.26)	(0.14)	(0.40)	—
9/30/2010	10.82	0.25	0.47	0.72	(0.30)	(0.08)	(0.38)	—
9/30/2009	9.18	0.33	1.53	1.86	(0.22)	—	(0.22)	—
9/30/2008(k)	10.00	0.18	(0.81)	(0.63)	(0.20)	—	(0.20)	0.01	(l)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

55  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%)(c)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(e)		Net investment income (%)(e)	Portfolio turnover rate (%)

$5.12	8.23	$75,740	1.15	(h)	1.15	(h)	5.96	31
4.91	17.05	68,011	1.15		1.20		6.72	56
4.49	15.97	59,944	1.15		1.28		8.82	30
4.24	(10.98)	38,577	1.15		1.40		7.01	27
5.12	8.10	32,603	1.18		1.43		6.40	41
5.09	9.39	29,069	1.31		1.48		6.70	41

5.13	7.80	1,028	1.90	(h)	1.90	(h)	5.21	31
4.92	16.13	1,209	1.90		1.94		6.00	56
4.50	15.06	1,569	1.90		2.06		8.32	30
4.25	(11.64)	2,267	1.90		2.15		6.15	27
5.13	7.21	4,201	1.94		2.18		5.63	41
5.10	8.79	7,283	2.08		2.25		6.00	41

5.12	7.61	19,976	1.90	(h)	1.90	(h)	5.21	31
4.92	16.15	19,312	1.90		1.95		5.97	56
4.50	15.37	17,827	1.90		2.03		8.09	30
4.24	(11.62)	9,945	1.90		2.15		6.32	27
5.12	7.22	5,275	1.93		2.17		5.63	41
5.09	8.58	3,457	2.07		2.23		5.96	41

5.11	8.38	73,322	0.90	(h)	0.90	(h)	6.21	31
4.90	17.11	69,887	0.90		0.93		7.02	56
4.49	16.29	105,713	0.90		0.92		8.32	30
4.24	(9.10)	3,833	0.90		1.15		8.03	27

$10.99	1.98	$14,792	1.10		1.62		2.33	48
11.17	6.66	18,758	1.10		1.49		2.14	128
10.84	20.41	8,479	1.10		2.11		3.29	91
9.19	(6.37)	1,953	1.10		2.95		2.66	60

10.93	1.61	5,810	1.85		2.38		1.59	48
11.11	5.86	6,145	1.85		2.24		1.40	128
10.82	19.58	2,955	1.85		2.93		2.56	91
9.18	(6.95)	683	1.85		3.70		1.92	60

10.99	2.20	1,894	0.85		1.26		2.51	48
11.16	6.92	8,908	0.85		1.23		2.41	128
10.82	20.73	13,049	0.85		1.92		3.53	91
9.18	(6.39)	9,981	0.85		2.48		2.74	60

(g)	For the six months ended March 31, 2011 (Unaudited).
(h)	Includes fee/expense recovery of 0.02%.
(i)	Effective June 1, 2009, redemption fees were eliminated.
(j)	From commencement of Class operations on February 29, 2008 through September 30, 2008.
(k)	For the period February 1, 2008 (inception) through September 30, 2008.
(l)	Effective June 2, 2008, redemption fees were eliminated.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
3/31/2011(f)	$12.02	$0.08	$(0.02)	$0.06	$(0.13)	$(0.09)	$(0.22)
9/30/2010	11.60	0.20	0.49	0.69	(0.27)	—	(0.27)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	—	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	—	(0.48)
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	—	(0.43)
Class B
3/31/2011(f)	12.00	0.04	(0.01)	0.03	(0.09)	(0.09)	(0.18)
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	(0.18)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	—	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	—	(0.39)
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	—	(0.35)
Class C
3/31/2011(f)	12.03	0.04	(0.02)	0.02	(0.09)	(0.09)	(0.18)
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	(0.18)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	—	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	—	(0.39)
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	—	(0.35)
Class Y
3/31/2011(f)	12.05	0.10	(0.01)	0.09	(0.15)	(0.09)	(0.24)
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	(0.30)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	—	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	—	(0.52)
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	—	(0.47)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

57  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (d)	Net investment income (%) (d)	Portfolio turnover rate (%)

$11.86	0.51	$242,981	0.85	0.90	1.37	45
12.02	6.03	164,265	0.89	0.97	1.73	89
11.60	9.05	118,619	0.90	0.99	3.10	77
10.98	4.29	105,047	0.92	1.07	4.04	52
11.00	4.46	108,536	0.99	1.10	4.13	45
11.00	3.20	114,180	1.04	1.09	3.57	50

11.85	0.22	12,079	1.60	1.66	0.66	45
12.00	5.16	4,049	1.64	1.72	1.00	89
11.59	8.24	4,442	1.65	1.74	2.32	77
10.97	3.52	4,532	1.67	1.82	3.29	52
10.99	3.72	6,787	1.74	1.85	3.37	45
10.98	2.36	9,952	1.79	1.84	2.79	50

11.87	0.14	66,163	1.60	1.66	0.61	45
12.03	5.24	75,984	1.64	1.72	0.98	89
11.61	8.24	50,973	1.65	1.74	2.32	77
10.99	3.62	22,711	1.66	1.83	3.29	52
11.00	3.62	5,261	1.74	1.85	3.38	45
10.99	2.46	4,230	1.79	1.84	2.81	50

11.90	0.72	86,314	0.60	0.65	1.60	45
12.05	6.20	95,847	0.63	0.71	1.94	89
11.64	9.40	28,004	0.65	0.72	3.42	77
11.01	4.55	6,577	0.67	0.72	4.28	52
11.03	4.79	4,201	0.71	0.75	4.43	45
11.03	3.43	2,461	0.74	0.74	3.89	50

(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	For the six months ended March 31, 2011 (Unaudited).

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)(c)
STRATEGIC INCOME FUND
Class A
3/31/2011(h)	$14.69	$0.39	$0.47	$0.86	$(0.43)	$—	$(0.43)	$—
9/30/2010	13.39	0.80	1.31	2.11	(0.81)	—	(0.81)	—
9/30/2009	12.10	0.87	1.36	2.23	(0.86)	(0.08)	(0.94)	—
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)	0.00
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)	0.00
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)	0.00
Class B
3/31/2011(h)	14.78	0.33	0.47	0.80	(0.37)	—	(0.37)	—
9/30/2010	13.46	0.69	1.33	2.02	(0.70)	—	(0.70)	—
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)	—
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)	0.00
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)	0.00
Class C
3/31/2011(h)	14.77	0.33	0.47	0.80	(0.37)	—	(0.37)	—
9/30/2010	13.45	0.69	1.33	2.02	(0.70)	—	(0.70)	—
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)	—
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)	0.00
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)	0.00
Class Y
3/31/2011(h)	14.68	0.40	0.48	0.88	(0.45)	—	(0.45)	—
9/30/2010	13.38	0.83	1.31	2.14	(0.84)	—	(0.84)	—
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)	—
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)	0.00
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)	0.00
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)	0.00
Admin Class
3/31/2011(h)	14.66	0.38	0.47	0.85	(0.42)	—	(0.42)	—
9/30/2010*	13.87	0.52	0.79	1.31	(0.52)	—	(0.52)	—

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

59  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$15.12	5.95	$5,705,330	0.95	0.95	5.19	10
14.69	16.20	5,758,070	0.96	0.96	5.67	27
13.39	20.56	5,544,029	0.99	0.99	7.74	39
12.10	(14.54)	5,551,066	0.97	0.98	6.59	24
15.18	9.90	5,749,315	1.00	1.00	5.39	22
14.60	9.04	2,782,887	1.05	1.05	5.01	21

15.21	5.51	128,350	1.70	1.70	4.44	10
14.78	15.39	137,268	1.71	1.71	4.92	27
13.46	19.62	148,887	1.74	1.74	7.02	39
12.16	(15.19)	161,751	1.72	1.73	5.78	24
15.25	9.08	233,418	1.76	1.76	4.61	22
14.66	8.22	179,927	1.79	1.79	4.26	21

15.20	5.52	5,037,581	1.70	1.70	4.44	10
14.77	15.40	5,146,164	1.71	1.71	4.92	27
13.45	19.66	4,894,546	1.74	1.74	6.95	39
12.15	(15.19)	3,984,204	1.72	1.73	5.85	24
15.24	9.08	3,843,823	1.75	1.75	4.63	22
14.65	8.14	1,812,278	1.79	1.79	4.24	21

15.11	6.08	2,659,601	0.70	0.70	5.45	10
14.68	16.50	2,521,337	0.71	0.71	5.92	27
13.38	20.91	2,057,888	0.72	0.72	7.76	39
12.09	(14.34)	783,058	0.72	0.72	6.88	24
15.17	10.22	638,868	0.74	0.74	5.67	22
14.59	9.28	271,065	0.78	0.78	5.30	21

15.09	5.85	15,412	1.21	1.21	5.08	10
14.66	9.61	4,379	1.24	1.24	5.52	27

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	For the six months ended March 31, 2011 (Unaudited).

|  60

Notes to Financial Statements

March 31, 2011 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

The Funds each offer Class A, Class C and Class Y shares. Strategic Income Fund also offers Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not

61  |

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Swap agreements are valued based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at their net asset value each day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund

|  62

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also make or receive upfront payments. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront fees paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

There were no credit default swaps held by the Funds during the six months ended March 31, 2011.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, premium amortization, defaulted bond adjustments, paydown gains and losses, distribution redesignations, expired capital loss carryforwards and return of capital and capital gain distributions from REITs. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward contract mark to market, dividends payable, securities lending collateral gain/loss adjustment, REIT basis adjustments, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

63  |

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2010 was as follows:

	2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$15,673,765	$—	$15,673,765
High Income Fund	10,907,478	—	10,907,478
International Bond Fund	1,057,069	—	1,057,069
Limited Term Government and Agency Fund	5,644,012	—	5,644,012
Strategic Income Fund	716,030,690	—	716,030,690

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2010, the capital loss carryforwards and post-October losses were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
Capital loss carryforward:
Expires September 30, 2014	$(181,728)	$—	$—	$—	$—
Expires September 30, 2015	—	—	—	(715,432)	—
Expires September 30, 2016	—	—	—	(100,316)	—
Expires September 30, 2017	—	(33,112)	—	—	(45,672,245)
Expires September 30, 2018	—	—	—	—	(529,941,082)

Total capital loss carryforward	$(181,728)	$(33,112)	$—	$(815,748)	$(575,613,327)

Deferred net capital losses (post-October 2009)	$—	$—	$—	$—	$(126,545,807)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment.

|  64

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

j.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. For the six months ended March 31, 2011, none of the Funds had loaned securities under this agreement. Excess collateral in the amount of $3,175,275 related to terminated loans with a bankrupt borrower is held by State Street Bank on behalf of Strategic Income Fund.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2011, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
ABS Car Loan	$—	$8,221,815	$1,775,000	$9,996,815
Wireless	—	13,230,179	2,012,274	15,242,453
All Other Bonds and Notes(a)	—	342,842,706	—	342,842,706

Total Bonds and Notes	—	364,294,700	3,787,274	368,081,974

Bank Loans(a)	—	2,701,701	—	2,701,701
Preferred Stocks(a)	—	2,192,690	—	2,192,690
Short-Term Investments	—	13,602,620	—	13,602,620

Total	$—	$382,791,711	$3,787,274	$386,578,985

65  |

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(23,536)	$—	$(23,536)

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$350,000	$350,000
Supranational	—	7,148,267	1,576,511	8,724,778
Wireless	—	2,208,847	609,780	2,818,627
All Other Non-Convertible Bonds(a)	—	91,655,008	—	91,655,008

Total Non-Convertible Bonds	—	101,012,122	2,536,291	103,548,413

Convertible Bonds(a)	—	32,601,344	—	32,601,344

Total Bonds and Notes	—	133,613,466	2,536,291	136,149,757

Bank Loans(a)	—	1,028,120	—	1,028,120
Preferred Stocks
Convertible Preferred Stocks
Automotive	3,304,110	803,233	—	4,107,343
Capital Markets	—	2,638,630	—	2,638,630
Diversified Financial Services	—	166,074	—	166,074
Electric Utilities	315,980	—	—	315,980
Machinery	—	—	119,850	119,850
Oil, Gas & Consumable Fuels	420,375	—	—	420,375
Semiconductors & Semiconductor Equipment	783,020	—	—	783,020

Total Convertible Preferred Stocks	4,823,485	3,607,937	119,850	8,551,272

Non-Convertible Preferred Stocks(a)	—	922,873	—	922,873

Total Preferred Stocks	4,823,485	4,530,810	119,850	9,474,145

Common Stocks(a)	2,412,014	—	—	2,412,014
Closed End Investment Companies	11,270	—	—	11,270
Warrants	—	—	—	—
Short-Term Investments	—	16,610,830	—	16,610,830

Total	$7,246,769	$155,783,226	$2,656,141	$165,686,136

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(46,043)	$—	$(46,043)

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

|  66

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Non-Convertible Bonds
Supranationals	$—	$1,718,818	$124,289	$1,843,107
All Other Non-Convertible Bonds(a)	—	20,157,235	—	20,157,235

Total Non-Convertible Bonds	—	21,876,053	124,289	22,000,342

Convertible Bonds(a)	—	48,250	—	48,250

Total Bonds and Notes	—	21,924,303	124,289	22,048,592

Forward Foreign Currency Contracts (unrealized appreciation)(a)	—	53,335	—	53,335

Total	$—	$21,977,638	$124,289	$22,101,927

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(15,791)	$—	$(15,791)

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Bonds and Notes	$—	$401,744,393	$—	$401,744,393
Short-Term Investments	—	1,839,203	—	1,839,203

Total	$—	$403,583,596	$—	$403,583,596

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Non-Convertible Bonds
Non-Captive Consumer	$2,310,874	$692,270,595	$—	$694,581,469
Non-Captive Diversified	—	1,125,357,587	19,052,512	1,144,410,099
All Other Non-Convertible Bonds(a)	—	8,694,211,669	—	8,694,211,669

Total Non-Convertible Bonds	2,310,874	10,511,839,851	19,052,512	10,533,203,237

Convertible Bonds(a)	—	1,275,290,668	—	1,275,290,668
Municipals(a)	—	174,440,409	—	174,440,409

Total Bonds and Notes	2,310,874	11,961,570,928	19,052,512	11,982,934,314

Bank Loans(a)	—	42,252,230	—	42,252,230
Common Stocks(a)	721,031,429	—	—	721,031,429

67  |

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total

Preferred Stocks
Convertible Preferred Stocks
Automotive	$95,034,735	$32,838,821	$—	$127,873,556
Capital Markets	—	8,929,932	—	8,929,932
Commercial Banks	8,833,362	—	—	8,833,362
Diversified Financial Services	19,271,491	9,044,981	—	28,316,472
Electric Utilities	18,572,158	—	4,847,625	23,419,783
Household Durables	7,526,000	—	—	7,526,000
Machinery	—	—	10,786,077	10,786,077
Oil, Gas & Consumable Fuels	32,782,393	—	—	32,782,393
REITs – Healthcare	6,080,070	—	—	6,080,070
Semiconductors & Semiconductor Equipment	39,121,600	—	—	39,121,600

Total Convertible Preferred Stocks	227,221,809	50,813,734	15,633,702	293,669,245

Non-Convertible Preferred Stocks
Banking	—	34,350,338	—	34,350,338
Diversified Financial Services	24,013,370	—	—	24,013,370
Electric Utilities	—	31,882	—	31,882
Household Durables	785,774	—	—	785,774
REITs – Office Property	—	1,700,738	—	1,700,738
REITs – Warehouse/Industrials	6,274,368	—	—	6,274,368
Software	—	28,088,125	—	28,088,125
Thrifts & Mortgage Finance	9,655,346	—	—	9,655,346

Total Non-Convertible Preferred Stocks	40,728,858	64,171,083	—	104,899,941

Total Preferred Stocks	267,950,667	114,984,817	15,633,702	398,569,186

Closed End Investment Companies	28,680,141	—	—	28,680,141
Short-Term Investments	—	187,522,869	—	187,522,869

Total Investments	$1,019,973,111	$12,306,330,844	$34,686,214	$13,360,990,169

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Preferred stocks valued at $21,195,000 were transferred from Level 2 to Level 1 during the six months ended March 31, 2011. At September 30, 2010, this security was valued at the original purchase price; at March 31, 2011, this security was valued at the market price in accordance with the Fund’s valuation policies. All transfers are recognized as of the beginning of the reporting period.

|  68

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2011:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Bonds and Notes ABS Car Loan	$—	$—	$—	$49	$1,774,951	$—	$—	$—	$1,775,000	$49
Wireless	—	—	—	32,274	1,980,000	—	—	—	2,012,274	32,274

Total	$—	$—	$—	$32,323	$3,754,951	$—	$—	$—	$3,787,274	$32,323

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$15	$349,985	$—	$—	$—	$350,000	$15
Supranational	—	282	—	(20,456)	1,596,685	—	—	—	1,576,511	(20,456)
Wireless	—	—	—	9,780	600,000	—	—	—	609,780	9,780
Preferred Stocks
Convertible Preferred Stocks
Machinery	—	—	—	34,425	—	—	85,425	—	119,850	34,425

Total	$—	$282	$—	$23,764	$2,546,670	$—	$85,425	$—	$2,656,141	$23,764

Preferred stocks valued at $85,425 were transferred from Level 2 to Level 3 during the six months ended March 31, 2011. At September 30, 2010, these securities were valued using evaluated bids furnished to the Fund by a pricing service; at March 31, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

69  |

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Bonds and Notes
Non-Convertible Bonds Supranationals	$—	$34	$—	$(1,559)	$125,814	$—	$—	$—	$124,289	$(1,559)

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Bonds and Notes
Non-Convertible Bonds Airlines	$34,976,018	$—	$—	$—	$—	$—	$—	$(34,976,018)	$—	$—
Non-Captive Diversified	—	—	—	47,512	19,005,000	—	—	—	19,052,512	47,512
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	3,770,375	—	—	1,077,250	—	—	—	—	4,847,625	1,077,250
Machinery	—	—	—	3,098,129	—	—	7,687,948	—	10,786,077	3,098,129

Total	$38,746,393	$—	$—	$4,222,891	$19,005,000	$—	$7,687,948	$(34,976,018)	$34,686,214	$4,222,891

Debt securities valued at $34,976,018 were transferred from Level 3 to Level 2 during the six months ended March 31, 2011. At September 30, 2010, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at March 31, 2011, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service.

Preferred stocks valued at $7,687,948 were transferred from Level 2 to Level 3 during the six months ended March 31, 2011. At September 30, 2010, these securities were valued using evaluated bids furnished to the Fund by a pricing service; at March 31, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended March 31, 2011, Core Plus Bond Fund and High Income Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

|  70

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2011, the fair value of derivative positions subject to credit-risk-related contingent features that are in a net liability position (unrealized depreciation) by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Core Plus Bond Fund	Credit Suisse	$(23,536)	$—
High Income Fund	Barclays	(46,043)	—
International Bond Fund	JPMorgan Chase	(9,450)	—

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, based on the value of derivative positions in an unrealized gain position as of period end, and the amount of loss that the Funds would incur after taking into account master netting arrangements, are as follows as of March 31, 2011:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Core Plus Bond Fund	$—	$—
High Income Fund	—	—
International Bond Fund	53,335	46,994

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Core Plus Bond Fund as of March 31, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Liabilities
Unrealized depreciation on forward foreign currency contracts	$(23,536)

Transactions in derivative instruments for Core Plus Bond Fund during the six months ended March 31, 2011, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	$(23,536)

*	Represents change in unrealized appreciation (depreciation) for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for High Income Fund as of March 31, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Liabilities
Unrealized depreciation on forward foreign currency contracts	$(46,043)

71  |

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

Transactions in derivative instruments for High Income Fund during the six months ended March 31, 2011, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(57,807)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(46,043)

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for International Bond Fund as of March 31, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$53,335
Liabilities
Unrealized depreciation on forward foreign currency contracts	(15,791)

Transactions in derivative instruments for International Bond Fund during the six months ended March 31, 2011, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$190,919
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(97,047)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

|  72

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

Volume of forwards activity, as a percentage of net assets, for Core Plus Bond Fund, High Income Fund and International Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended March 31, 2011:

Core Plus Bond Fund	Forwards
Average Notional Amount Outstanding	0.42%
Highest Notional Amount Outstanding	3.00%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of March 31, 2011	3.00%

High Income Fund	Forwards
Average Notional Amount Outstanding	0.56%
Highest Notional Amount Outstanding	0.92%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of March 31, 2011	0.92%

International Bond Fund	Forwards
Average Notional Amount Outstanding	27.62%
Highest Notional Amount Outstanding	42.00%
Lowest Notional Amount Outstanding	21.89%
Notional Amount Outstanding as of March 31, 2011	22.76%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the six months ended March 31, 2011, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$141,954,589	$158,792,311	$96,124,107	$85,785,522
High Income Fund	—	—	46,349,043	50,745,786
International Bond Fund	2,014,304	2,008,748	10,616,247	21,271,683
Limited Term Government and Agency Fund	196,544,188	156,560,836	35,349,571	9,978,541
Strategic Income Fund	318,107,642	—	992,476,833	1,937,577,878

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $100 million	Next $50 million	Next $1.75 billion	Next $13 billion	Over $15 billion
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%	0.1875%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.5000%	0.4000%	0.4000%	0.4000%
Strategic Income Fund	0.6500%	0.6500%	0.6000%	0.6000%	0.5500%	0.5400%

73  |

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the six months ended March 31, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y	Admin Class
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%	—
High Income Fund	1.15%	1.90%	1.90%	0.90%	—
International Bond Fund	1.10%	—	1.85%	0.85%	—
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	0.60%	—
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%	1.50%

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended March 31, 2011, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$396,443	$—	$396,443	0.203%	0.203%
High Income Fund	490,547	—	490,547	0.600%	0.600%
International Bond Fund	81,464	69,093	12,371	0.600%	0.091%
Limited Term Government and Agency Fund	877,271	103,662	773,609	0.466%	0.411%
Strategic Income Fund	37,538,551	—	37,538,551	0.558%	0.558%

[1]	Management fee waivers are subject to possible recovery until September 30, 2012.

|  74

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

For the six months ended March 31, 2011, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$396,443	0.203%

For the six months ended March 31, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total
High Income Fund	$7,237	$110	$1,971	$6,009	$15,327

Certain officers and directors of Loomis Sayles and Natixis Advisors and its affiliates are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Strategic Income Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, Strategic Income Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Strategic Income Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

75  |

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

For the six months ended March 31, 2011, the Funds paid the following service and distribution fees:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
Core Plus Bond Fund	$259,298	$4,952	$149,423	$—	$14,856	$448,269	$—
High Income Fund	93,918	1,383	25,887	—	4,148	77,660	—
International Bond Fund	21,921	—	7,654	—	—	22,964	—
Limited Term Government and Agency Fund	250,810	7,285	91,007	—	21,857	273,023	—
Strategic Income Fund	7,119,810	165,733	6,348,308	10,959	497,199	19,044,924	10,959

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the six months ended March 31, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$91,030
High Income Fund	38,198
International Bond Fund	6,345
Limited Term Government and Agency Fund	87,898
Strategic Income Fund	3,142,417

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended March 31, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$125,239
High Income Fund	51,140
International Bond Fund	5,765
Limited Term Government and Agency Fund	70,247
Strategic Income Fund	3,950,368

|  76

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the six months ended March 31, 2011 were as follows:

Fund	Commissions
Core Plus Bond Fund	$212,453
High Income Fund	49,292
International Bond Fund	4,656
Limited Term Government and Agency Fund	107,676
Strategic Income Fund	2,519,255

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Effective April 21, 2011, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, will participate in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that will participate in the line of credit. Interest will be charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, will be accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2011, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  At March 31, 2011, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 27,912 shares of beneficial interest of Limited Term Government and Agency Fund.

77  |

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2011, one shareholder individually owned more than 5% of Limited Term Government and Agency Fund’s total outstanding shares, representing 5.84% of the Fund’s net assets. Such ownership may be beneficially held by individuals or entities other than the owner of record.

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Core Plus Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	3,032,407	$38,246,183	8,076,791	$99,281,285
Issued in connection with the reinvestment of distributions	305,573	3,842,934	503,145	6,118,146
Redeemed	(4,227,557)	(53,230,022)	(3,556,858)	(43,324,928)

Net change	(889,577)	$(11,140,905)	5,023,078	$62,074,503

Class B
Issued from the sale of shares	14,270	$182,537	46,593	$562,160
Issued in connection with the reinvestment of distributions	5,067	63,936	14,472	175,787
Redeemed	(90,226)	(1,145,001)	(298,342)	(3,615,617)

Net change	(70,889)	$(898,528)	(237,277)	$(2,877,670)

Class C
Issued from the sale of shares	1,357,749	$17,140,317	4,971,733	$60,338,041
Issued in connection with the reinvestment of distributions	79,585	1,001,303	143,826	1,750,082
Redeemed	(1,734,051)	(21,836,494)	(1,930,707)	(23,457,007)

Net change	(296,717)	$(3,694,874)	3,184,852	$38,631,116

Class Y
Issued from the sale of shares	1,188,549	$15,087,610	4,875,867	$59,587,010
Issued in connection with the reinvestment of distributions	60,378	763,931	102,891	1,263,048
Redeemed	(2,102,081)	(26,813,560)	(2,443,989)	(29,878,028)

Net change	(853,154)	$(10,962,019)	2,534,769	$30,972,030

Increase (decrease) from capital share transactions	(2,110,337)	$(26,696,326)	10,505,422	$128,799,979

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
High Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	6,406,995	$32,219,556	7,886,065	$37,432,096
Issued in connection with the reinvestment of distributions	414,136	2,063,913	740,661	3,486,120
Redeemed	(5,868,284)	(29,489,780)	(8,110,153)	(38,368,078)

Net change	952,847	$4,793,689	516,573	$2,550,138

Class B
Issued from the sale of shares	7,725	$38,906	27,891	$131,139
Issued in connection with the reinvestment of distributions	5,683	28,373	13,045	61,362
Redeemed	(58,503)	(293,024)	(143,704)	(680,984)

Net change	(45,095)	$(225,745)	(102,768)	$(488,483)

Class C
Issued from the sale of shares	906,852	$4,550,450	1,272,869	$6,002,594
Issued in connection with the reinvestment of distributions	81,744	408,112	138,274	650,996
Redeemed	(1,017,296)	(5,134,472)	(1,443,966)	(6,801,815)

Net change	(28,700)	$(175,910)	(32,823)	$(148,225)

Class Y
Issued from the sale of shares	5,230,705	$26,362,690	10,174,824	$47,942,376
Issued in connection with the reinvestment of distributions	444,780	2,215,625	940,961	4,395,066
Redeemed	(5,577,721)	(27,860,433)	(20,410,850)	(95,761,418)

Net change	97,764	$717,882	(9,295,065)	$(43,423,976)

Increase (decrease) from capital share transactions	976,816	$5,109,916	(8,914,083)	$(41,510,546)

|  78

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
International Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	310,157	$3,443,838	1,454,026	$15,450,317
Issued in connection with the reinvestment of distributions	48,847	520,362	25,628	268,292
Redeemed	(691,792)	(7,492,108)	(582,821)	(6,085,212)

Net change	(332,788)	$(3,527,908)	896,833	$9,633,397

Class C
Issued from the sale of shares	76,500	$830,178	488,076	$5,290,541
Issued in connection with the reinvestment of distributions	6,600	69,857	4,722	49,432
Redeemed	(104,350)	(1,125,861)	(212,865)	(2,176,537)

Net change	(21,250)	$(225,826)	279,933	$3,163,436

Class Y
Issued from the sale of shares	66,794	$737,139	363,950	$3,901,435
Issued in connection with the reinvestment of distributions	6,729	72,798	34,152	358,772
Redeemed	(698,911)	(7,888,374)	(805,893)	(8,515,480)

Net change	(625,388)	$(7,078,437)	(407,791)	$(4,255,273)

Increase (decrease) from capital share transactions	(979,426)	$(10,832,171)	768,975	$8,541,560

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	12,933,441	$153,984,071	11,266,230	$133,267,058
Issued in connection with the reinvestment of distributions	243,436	2,896,407	199,254	2,358,259
Redeemed	(6,357,553)	(75,647,525)	(8,020,196)	(94,867,976)

Net change	6,819,324	$81,232,953	3,445,288	$40,757,341

Class B
Issued from the sale of shares	777,069	$9,196,264	74,327	$877,417
Issued in connection with the reinvestment of distributions	5,237	62,223	4,282	50,516
Redeemed	(99,963)	(1,189,894)	(124,533)	(1,466,258)

Net change	682,343	$8,068,593	(45,924)	$(538,325)

Class C
Issued from the sale of shares	1,300,166	$15,535,752	4,108,090	$48,568,618
Issued in connection with the reinvestment of distributions	51,870	617,715	41,123	487,281
Redeemed	(2,096,385)	(24,997,335)	(2,221,038)	(26,267,537)

Net change	(744,349)	$(8,843,868)	1,928,175	$22,788,362

Class Y
Issued from the sale of shares	2,917,144	$34,958,835	10,058,653	$119,749,282
Issued in connection with the reinvestment of distributions	62,913	751,193	40,673	484,828
Redeemed	(3,677,044)	(43,901,885)	(4,553,430)	(54,266,299)

Net change	(696,987)	$(8,191,857)	5,545,896	$65,967,811

Increase (decrease) from capital share transactions	6,060,331	$72,265,821	10,873,435	$128,975,189

79  |

Notes to Financial Statements (continued)

March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011		Year Ended September 30, 2010*
Strategic Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	47,706,228	$711,712,948	102,095,738	$1,433,327,434
Issued in connection with the reinvestment of distributions	8,958,378	132,962,547	19,067,875	267,178,534
Redeemed	(71,207,045)	(1,060,425,268)	(143,344,700)	(2,011,259,494)

Net change	(14,542,439)	$(215,749,773)	(22,181,087)	$(310,753,526)

Class B
Issued from the sale of shares	88,076	$1,317,878	186,206	$2,622,085
Issued in connection with the reinvestment of distributions	111,282	1,661,923	248,193	3,496,666
Redeemed	(1,049,493)	(15,751,816)	(2,205,963)	(31,123,182)

Net change	(850,135)	$(12,772,015)	(1,771,564)	$(25,004,431)

Class C
Issued from the sale of shares	22,491,707	$337,144,423	56,633,554	$798,369,591
Issued in connection with the reinvestment of distributions	4,088,802	61,020,245	8,306,362	117,036,115
Redeemed	(43,611,337)	(653,065,844)	(80,289,909)	(1,131,902,366)

Net change	(17,030,828)	$(254,901,176)	(15,349,993)	$(216,496,660)

Class Y
Issued from the sale of shares	45,120,463	$673,015,337	71,382,373	$1,004,096,644
Issued in connection with the reinvestment of distributions	2,049,416	30,408,557	3,481,005	48,849,457
Redeemed	(42,854,906)	(637,587,343)	(56,938,380)	(797,459,413)

Net change	4,314,973	$65,836,551	17,924,998	$255,486,688

Admin Class
Issued from the sale of shares	733,916	$10,934,371	309,466	$4,414,761
Issued in connection with the reinvestment of distributions	13,940	206,993	2,485	35,684
Redeemed	(24,921)	(372,421)	(13,316)	(193,142)

Net change	722,935	$10,768,943	298,635	$4,257,303

Increase (decrease) from capital share transactions	(27,385,494)	$(406,817,470)	(21,079,011)	$(292,510,626)

*	From commencement of operations on February 1, 2010 through September 30, 2010 for Admin Class shares.

|  80

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date:	May 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date:	May 20, 2011

By:	/s/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer

Date:	May 20, 2011